UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-09521

AMG FUNDS

(Exact name of registrant as specified in charter)

800 Connecticut Avenue, Norwalk, Connecticut 06854

(Address of principal executive offices) (Zip code)

AMG Funds LLC

800 Connecticut Avenue, Norwalk, Connecticut 06854

(Name and address of agent for service)

Registrant’s telephone number, including area code: (203) 299-3500

Date of fiscal year end: FEBRUARY 28

Date of reporting period: MARCH 1, 2013 – FEBRUARY 28, 2014

                           (Annual Shareholder Report)

Item 1.	Reports to Shareholders

Managers AMG Funds

Annual Report—February 28, 2014

Page
LETTER TO SHAREHOLDERS	2

ABOUT YOUR FUND’S EXPENSES	3

PORTFOLIO MANAGER’S COMMENTS, FUND SNAPSHOTS, AND SCHEDULES OF PORTFOLIO INVESTMENTS

Systematic Value Fund	4

Systematic Mid Cap Value Fund	9

NOTES TO SCHEDULES OF PORTFOLIO INVESTMENTS	14

FINANCIAL STATEMENTS

Statement of Assets and Liabilities	15
Balance sheets, net asset value (NAV) per share computations and cumulative undistributed amounts

Statement of Operations	16
Detail of sources of income, expenses, and realized and unrealized gains (losses) during the fiscal year

Statements of Changes in Net Assets	17
Detail of changes in assets for the past two fiscal years

FINANCIAL HIGHLIGHTS	18
Historical net asset values per share, distributions, total returns, income and expense ratios, turnover ratios and net assets

NOTES TO FINANCIAL HIGHLIGHTS	21

NOTES TO FINANCIAL STATEMENTS	22
Accounting and distribution policies, details of agreements and transactions with Fund management and affiliates, and descriptions of certain investment risks

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	29

TRUSTEES AND OFFICERS	30

Nothing contained herein is to be considered an offer, sale or solicitation of an offer to buy shares of any series of the Managers Family of Funds. Such offering is made only by Prospectus, which includes details as to offering price and other material information.

Letter to Shareholders

Dear Shareholder:

We are pleased to provide you with this annual report for the Systematic Value Fund and the Systematic Mid Cap Value Fund for the fiscal year ended February 28, 2014.

In the following pages Systematic Financial Management, the Portfolio Manager for the Funds, discusses factors that influenced the Funds’ performance for the fiscal year. The report also provides an overview of each Fund’s expenses and details of each Fund’s holdings at fiscal year end. For more current information, please visit our website at managersinvest.com.

We thank you for your continued confidence and investment in The Managers Funds. You can rest assured that under all market conditions our team is focused on delivering excellent investment management services for your benefit.

Respectfully,

Keitha Kinne

President

The Managers Funds

About Your Fund’s Expenses

As a shareholder of a Fund, you may incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The first line of the following table provides information about the actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Six Months Ended February 28, 2014	Expense Ratio for the Period	Beginning Account Value 09/01/13	Ending Account Value 02/28/14	Expenses Paid During the Period*
Systematic Value Fund

Investor Class

Based on Actual Fund Return	1.06%	$1,000	$1,138	$5.62
Hypothetical (5% return before expenses)	1.06%	$1,000	$1,020	$5.31

Institutional Class

Based on Actual Fund Return	0.81%	$1,000	$1,139	$4.30
Hypothetical (5% return before expenses)	0.81%	$1,000	$1,021	$4.06

Systematic Mid Cap Value Fund

Investor Class

Based on Actual Fund Return	1.07%	$1,000	$1,156	$5.72
Hypothetical (5% return before expenses)	1.07%	$1,000	$1,019	$5.36

Service Class

Based on Actual Fund Return	0.89%	$1,000	$1,156	$4.76
Hypothetical (5% return before expenses)	0.89%	$1,000	$1,020	$4.46

Institutional Class

Based on Actual Fund Return	0.82%	$1,000	$1,157	$4.39
Hypothetical (5% return before expenses)	0.82%	$1,000	$1,021	$4.11

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (181), then divided by 365.

Systematic Value Fund

Portfolio Manager’s Comments

THE YEAR IN REVIEW

Over the 12 months ended February 28, 2014, the Systematic Value Fund (Institutional Class) (the “Fund”) returned 26.60%, outperforming the 23.44% return of the Russell 1000® Value Index.

The Fund’s strong performance was buoyed by a favorable equity market, which was driven largely by improving investor sentiment about the health of the U.S. business environment and the sustainability of the current economic cycle. The year began amid considerable uncertainty about the direction of U.S. fiscal policy. Investors navigated the fiscal cliff satisfactorily; however, higher taxes for some, sequestration and the debt limit presented constraints for businesses and investors alike as the year unfolded. The political strife these issues engendered finally came to a head last fall when the political theater became so heated that both major political parties became incentivized to strike a deal. This should provide some fiscal policy certainty at least through the November elections. Taking a step back, the economy’s performance in the face of these challenges was rather impressive. Earnings continued to expand despite the cautious business environment and resultant supply chain tightness. The sale of large ticket items like houses and automobiles were the main drivers of the solid economic activity, reflecting pent-up demand from more turbulent economic times in years past. Even one of the harshest winters in recent years could not put the economic expansion on ice, although fiscal 2013 did end with retailers struggling to move product amid the difficult weather. Investors clearly took note of the improving economic trends and bid stocks up accordingly. The Fund’s moderately pro-cyclical stance positioned it well.

The Federal Reserve’s (the “Fed”) decision to begin scaling back its monthly purchases of mortgage backed securities and treasury bonds had a favorable impact on the Fund’s relative performance against the benchmark. Although this tactical shift in monetary policy created some initial volatility last May when Fed governors first started discussing changes to its so-called “quantitative easing” program, investors quickly realized that the policy change would be gradual. More importantly, the policy shift signified a far stronger economy than conventional investor wisdom had been contemplating. Indeed, our bottom-up focus on company fundamentals and individual stock selection became more efficacious once the Fed pledged to withdraw liquidity. Whereas investors could previously make an overarching market call and thus buy stocks en masse with little regard to individual stock selection, last May marked the beginning of a period where investors would separate winning and losing stocks on the basis of individual company performance. This is a hallmark of our investment discipline and the Fund’s relative performance was enhanced by this dynamic.

The Fund posted strong returns on both an absolute and relative basis vs. the Russell 1000® Value Index for the 12 month period ended February 28, 2014. From an attribution standpoint, the Fund’s relative outperformance was due to both stock selection and sector allocation. Stock selection was the largest benefit to relative performance. Most sectors outperformed the benchmark with the largest contributions coming from our selections in the financials and industrials sectors. Conversely, we saw our selections within energy and telecommunications services detract slightly from relative performance. In terms of sector allocation, overweighting the consumer discretionary and information technology sectors combined with underweighting the utilities and energy sectors was additive to performance for the period.

We remain positive on U.S. economic growth, especially as the deep freeze that hit the Northeast and Midwest in recent months has begun to thaw. While the cold weather hurt traffic at many discretionary and luxury retailers this winter, our individual research indicates that a snapback is quite likely. From a top-town perspective, many of the fiscal headwinds discussed above have either disappeared or abated, at least temporarily. Business loan activity, one of our preferred signposts regarding the health of the domestic economy, has perked up nicely thus far in 2014. The recent events in Ukraine notwithstanding, the geopolitical environment is also much improved, with the European financial crisis now in the rear-view mirror and the continent poised to grow again. With respect to the Ukraine, we are monitoring the impact the recent events are having on the energy markets, but we generally believe the situation is having more headline than real fundamental impact.

An end to the era of loose monetary policy figures to support the efficacy of our fundamental-driven, bottom-up investment process. In recent years, the tide of low interest rates and easy access to capital has lifted most boats. Going forward, we expect investors to differentiate one company from another on the basis of earnings, cash flows, and many of the proprietary fundamental and valuation factors we utilize in our stock-selection process. We continue to invest in the shares of what we consider attractively valued companies seeing favorable inflections in their earnings cycles, while avoiding the value traps associated with the fundamental underperformance of other companies. This discipline has served the Fund well throughout its history, and we remain confident in its ability to add value in the years ahead.

This commentary reflects the viewpoints of Systematic Financial Management, L.P as of February 28, 2014 and is not intended as a forecast or guarantee of future results.

CUMULATIVE TOTAL RETURN PERFORMANCE

Systematic Value Fund’s cumulative total return is based on the daily change in net asset value (NAV), and assumes that all dividends and distributions were reinvested. The chart compares a hypothetical $10,000 investment made in Systematic Value Fund’s Institutional Class on February 28, 2004, to a $10,000 investment made in the Russell 1000® Value Index for the same time period. Performance for periods longer than one year is annualized. The graph and table do not reflect the deduction of taxes that a shareholder would pay on a Fund distribution or redemption of shares. The listed returns for the Fund are net of expenses and the returns for the index exclude expenses. Past performance is not indicative of future results. Total returns for the Fund would have been lower had certain expenses not been reduced.

4

Systematic Value Fund

Portfolio Manager’s Comments (continued)

CUMULATIVE TOTAL RETURN PERFORMANCE (continued)

The table below shows the average annual total returns for the Systematic Value Fund and the Russell 1000® Value Index for the same time periods ended February 28, 2014.

	Average Annual Total Returns[1]
	One Year	Five Years	Ten Years	Since Inception	Inception Date
Systematic Value Fund[2,3]
Investor Class	26.32%	21.30%	—	5.22%	02/28/06
Institutional Class	26.60%	21.61%	6.86%	7.12%	04/01/02
Russell 1000® Value Index[4]	23.44%	23.18%	7.24%	6.90%	04/01/02	†

The performance data shown represents past performance. Past performance is not a guarantee of future results. Current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. For performance information through the most recent month end, please call (800) 835-3879 or visit our Web site at www.managersinvest.com. Current net asset values per share for each Fund are available on the Funds’ Web site at www.managersinvest.com.

Investors should carefully consider the Fund’s investment objectives, risks, charges and expenses before investing. For this and other information, please call (800) 835-3879 or visit our Web site at www.managersinvest.com for a free prospectus. Read it carefully before investing or sending money. Funds are distributed by Managers Distributors, Inc., member FINRA.

†	Date reflects inception date of the Fund, not the index.
[1]

Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. Returns are net of fees and may reflect offsets of Fund expenses as described in the Prospectus. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. Returns for periods greater than one year are annualized. The listed returns on the Fund are net of expenses and based on the published NAV as of February 28, 2014. All returns are in U.S. dollars ($).

[2]	From time to time, the Fund’s advisor has waived its fees and/or absorbed Fund expenses, which has resulted in higher returns.
[3]

The Fund invests in value stocks, which may perform differently from the market as a whole and may be undervalued by the market for a long period of time. Value stocks may underperform growth stocks during given periods.

[4]

The Russell 1000® Value Index is a large- cap value index measuring the performance of the largest 1,000 U.S. incorporated companies with lower price-to-book ratios and lower forecasted growth values. Unlike the Fund, the Russell 1000® Value Index is unmanaged, is not available for investment, and does not incur expenses.

The Russell 1000® Value Index is a registered trademark of Russell Investments. Russell® is a registered trademark of Russell Investments.

Not FDIC insured, nor bank guaranteed. May lose value.

Systematic Value Fund

Fund Snapshots

February 28, 2014

Portfolio Breakdown (unaudited)

Sector	Systematic Value Fund**	Russell 1000® Value Index
Financials	25.9%	16.9%
Health Care	15.4%	13.2%
Information Technology	12.3%	18.4%
Industrials	12.2%	11.4%
Energy	10.9%	9.4%
Consumer Discretionary	8.5%	13.0%
Materials	5.6%	3.7%
Utilities	3.4%	3.0%
Consumer Staples	2.2%	8.8%
Telecommunication Services	1.6%	2.2%
Other Assets and Liabilities	2.0%	0.0%

**	As a percentage of net assets.

Top Ten Holdings (unaudited)

Security Name	% of Net Assets
Bank of America Corp.*	3.2%
General Electric Co.*	2.9
The PNC Financial Services Group, Inc.*	2.7
JPMorgan Chase & Co.	2.4
MetLife, Inc.*	2.3
Hewlett-Packard Co.	2.2
Merck & Co., Inc.	2.2
Fifth Third Bancorp	2.1
Exxon Mobil Corp.	1.9
Aetna, Inc.	1.9

Top Ten as a Group	23.8%

*	Top Ten Holding at August 31, 2013

Because a fund’s strategy may result in multiple investments in particular sectors of the economy, its performance may depend on the performance of those sectors and may fluctuate more widely than investments diversified across more sectors. For additional information on these and other risk considerations, please see the Fund’s prospectus.

Any sectors, industries, or securities discussed should not be perceived as investment recommendations. Mention of a specific security should not be considered a recommendation to buy or solicitation to sell that security. Specific securities mentioned in this report may have been sold from the Fund’s portfolio of investments by the time you receive this report.

Systematic Value Fund

Schedule of Portfolio Investments

February 28, 2014

	Shares	Value
Common Stocks - 98.0%
Consumer Discretionary - 8.5%
Carnival Corp.	5,125	$203,258
CBS Corp., Class B	5,775	387,387
Comcast Corp., Class A	13,350	690,062
Gannett Co., Inc.	11,650	346,588
General Motors Co.*	15,025	543,905
Hanesbrands, Inc.	3,625	265,640
Johnson Controls, Inc.	14,375	710,125
Macy’s, Inc.	8,500	491,810
Magna International, Inc.	3,205	285,630
MGM Resorts International*	10,175	280,321
Viacom, Inc., Class B	3,125	274,156
Total Consumer Discretionary		4,478,882
Consumer Staples - 2.2%
CVS Caremark Corp.	8,575	627,176
Rite Aid Corp.*	80,225	528,683
Total Consumer Staples		1,155,859
Energy - 10.9%
Anadarko Petroleum Corp.	6,450	542,832
Baker Hughes, Inc.	8,375	529,970
Chesapeake Energy Corp.	36,025	933,408
ConocoPhillips	7,775	517,038
Devon Energy Corp.	7,625	491,203
Energen Corp.	4,175	335,837
Exxon Mobil Corp.	10,295	991,100
Occidental Petroleum Corp.	5,650	545,338
Peabody Energy Corp.	14,100	247,596
Valero Energy Corp.	13,025	624,939
Total Energy		5,759,261
Financials - 25.9%
The Allstate Corp.	15,400	835,604
American International Group, Inc.	8,175	406,870
Bank of America Corp.	103,850	1,716,640
Capital One Financial Corp.	5,950	436,908
CBL & Associates Properties, Inc.	20,325	361,582
Discover Financial Services	12,100	694,298
Fifth Third Bancorp	50,175	1,088,547
The Goldman Sachs Group, Inc.	2,300	382,835
The Hartford Financial Services Group, Inc.	7,200	253,368
Huntington Bancshares, Inc.	38,075	362,855
ING US, Inc.	14,375	515,631
JPMorgan Chase & Co.	22,175	1,259,983
Liberty Property Trust	19,250	736,505

	Shares	Value
MetLife, Inc.	23,675	$1,199,612
Morgan Stanley	11,875	365,750
The PNC Financial Services Group, Inc.	17,285	1,413,567
Raymond James Financial, Inc.	9,250	488,215
Regions Financial Corp.	52,275	556,206
Simon Property Group, Inc.	3,295	531,451
Total Financials		13,606,427
Health Care - 15.4%
AbbVie, Inc.	11,975	609,647
Aetna, Inc.	13,525	983,403
Agilent Technologies, Inc.	10,625	604,881
Boston Scientific Corp.*	48,350	633,385
Gilead Sciences, Inc.*	4,810	398,220
Johnson & Johnson	8,970	826,317
Mallinckrodt PLC*	3,450	233,530
Medtronic, Inc.	11,300	669,638
Merck & Co., Inc.	20,050	1,142,649
Pfizer, Inc.	29,500	947,245
Teva Pharmaceutical Industries, Ltd., Sponsored ADR	5,325	265,664
Thermo Fisher Scientific, Inc.	6,225	775,261
Total Health Care		8,089,840
Industrials - 12.2%
American Airlines Group, Inc.*,1	9,925	366,530
Caterpillar, Inc.	2,675	259,395
Delta Air Lines, Inc.	25,875	859,309
General Dynamics Corp.	4,930	540,032
General Electric Co.	59,550	1,516,738
Northrop Grumman Corp.	3,900	472,017
PACCAR, Inc.	3,275	215,626
Parker Hannifin Corp.	5,050	608,777
Pitney Bowes, Inc.	9,125	232,231
Southwest Airlines Co.	17,925	402,237
Terex Corp.	9,025	401,883
United Continental Holdings, Inc.*	12,150	546,264
Total Industrials		6,421,039
Information Technology - 12.3%

Alcatel-Lucent, Sponsored ADR	61,550	263,434
Apple, Inc.	1,400	736,736
Broadcom Corp., Class A	7,025	208,783
Electronic Arts, Inc.*	7,425	212,281
F5 Networks, Inc.*	2,740	307,812
First Solar, Inc.*	5,875	335,286
Hewlett-Packard Co.	39,800	1,189,224

The accompanying notes are an integral part of these financial statements.

Systematic Value Fund

Schedule of Portfolio Investments (continued)

	Shares	Value
Information Technology - 12.3% (continued)
Intel Corp.	32,125	$795,415
Juniper Networks, Inc.*	7,525	201,219
Lam Research Corp.*	10,225	528,939
Micron Technology, Inc.*	20,325	491,662
NXP Semiconductor N.V.*	4,710	264,843
Western Digital Corp.	6,770	588,922
Xerox Corp.	30,250	332,448
Total Information Technology		6,457,004
Materials - 5.6%
Barrick Gold Corp.	37,375	761,702
The Dow Chemical Co.	10,100	491,971
Freeport-McMoRan Copper & Gold, Inc.	19,975	651,585
Gerdau, S.A., Sponsored ADR	49,775	311,094
LyondellBasell Industries N.V., Class A	8,360	736,349
Total Materials		2,952,701
Telecommunication Services - 1.6%
AT&T, Inc.	20,725	661,749
Frontier Communications Corp.[1]	42,175	205,814
Total Telecommunication Services		867,563
Utilities - 3.4%
AES Corp.	47,425	647,351
Duke Energy Corp.	7,275	515,652
The Southern Co.	15,300	647,955
Total Utilities		1,810,958
Total Common Stocks (cost $41,033,900)		51,599,534

	Principal Amount	Value
Short-Term Investments - 2.6%
Repurchase Agreements - 0.9%[2]
Barclays Capital, dated 02/28/14, due 03/03/14, 0.040%, total to be received $469,117 (collateralized by various U.S. Government Agency Obligations, 0.000% - 3.750%, 11/15/14 - 02/15/43, totaling $478,497)	$469,115	$469,115

	Shares
Other Investment Companies - 1.7%[3]
Dreyfus Institutional Cash Advantage Fund, Institutional Class Shares, 0.06%	879,459	879,459
Total Short-Term Investments (cost $1,348,574)		1,348,574
Total Investments - 100.6% (cost $42,382,474)		52,948,108
Other Assets, less Liabilities - (0.6)%		(319,301)
Net Assets - 100.0%		$52,628,807

The accompanying notes are an integral part of these financial statements.

Systematic Mid Cap Value Fund

Portfolio Manager’s Comments

THE YEAR IN REVIEW

Over the 12 months ended February 28, 2014, the Systematic Mid Cap Value Fund (Institutional Class) (the “Fund”) returned 24.69%, lagging the 26.50% return of the Russell Midcap® Value Index.

On an absolute basis, the Fund’s strong performance was buoyed by a favorable equity market, which was driven largely by improving investor sentiment about the health of the U.S. business environment and the sustainability of the current economic cycle. The year began amid considerable uncertainty about the direction of U.S. fiscal policy. Investors navigated the fiscal cliff satisfactorily; however, higher taxes for some, sequestration, and the debt limit presented constraints for businesses and investors alike as the year unfolded. The political strife these issues engendered finally came to a head last fall, when the political theater became so heated that both major political parties became incentivized to strike a deal. This should provide some fiscal policy certainty at least through the November elections. Taking a step back, the economy’s performance in the face of these challenges was rather impressive. Earnings continued to expand despite the cautious business environment and resultant supply chain tightness. The sale of large ticket items like houses and automobiles were the main drivers of the solid economic activity, reflecting pent-up demand from more turbulent economic times in years past. Even one of the harshest winters in recent years could not put the economic expansion on ice, although fiscal 2013 did end with retailers struggling to move product amid the difficult weather. Investors clearly took note of the improving economic trends, and bid stocks up accordingly.

The underperformance against the benchmark notwithstanding, the Federal Reserve’s (the “Fed”) decision to begin scaling back its monthly purchases of mortgage backed securities and treasury bonds had a favorable impact on the Fund. Although this tactical shift in monetary policy, created some initial volatility last May, when Fed governors first started discussing changes to its so-called “quantitative easing” program, investors quickly realized that the policy change would be gradual. More importantly, the policy shift signified a far stronger economy than conventional investor wisdom had been contemplating. Indeed, our bottom-up focus on company fundamentals and individual stock selection became more efficacious once the Fed pledged to withdraw liquidity. Whereas investors could previously make an overarching market call and thus buy stocks en masse with little regard to individual stock selection, last May marked the beginning of a period where investors would separate winning and losing stocks on the basis of individual company performance. This is a hallmark of our investment discipline, and the Fund’s relative performance was enhanced by this dynamic from May through fiscal year end.

While the Fund posted strong absolute returns for the 12-month period ended February 28, 2014, performance for the period lagged the Russell Midcap® Value Index. From an attribution standpoint, the Fund’s relative underperformance was due to stock selection which was partly offset by positive sector allocation. During this time period, our selections within the financials and basic materials sectors were the largest detractors from relative performance. Conversely, we saw our selections within the industrials and consumer staples sectors help limit these relative losses. In terms of sector allocation, an underweight in utilities and financials, particularly Real Estate Investment Trusts (REITs), led to an overall positive sector-allocation effect.

The strong absolute gain of the Fund was generated on the heels of a generally favorable environment for equities, which was pushed higher primarily by strong earnings growth and valuation expansion of the market. Our bottom-up focus on company fundamentals resulted in a generally pro-cyclical portfolio over the period, which kept mostly in-line (within approximately +/- 5%) with the constitution of the Russell Midcap® Value Index.

We remain positive on U.S. economic growth, especially as the deep freeze that hit the Northeast and Midwest in recent months has begun to thaw. While the cold weather hurt traffic at many discretionary and luxury retailers this winter, our individual research indicates that a snapback is quite likely. From a top-down perspective, many of the fiscal headwinds discussed above have either disappeared or abated, at least temporarily. Business loan activity, one of our preferred signposts regarding the health of the domestic economy, has perked up nicely thus far in 2014. The recent events in Ukraine notwithstanding, the geopolitical environment is also much improved, with the European financial crisis now in the rear-view mirror and the Continent poised to grow again. With respect to the Ukraine, we are monitoring the impact the recent events are having on the energy markets, but generally believe the situation is having more headline than real fundamental impact.

An end to the era of loose monetary policy figures to support the efficacy of our fundamental-driven, bottom-up investment process. In recent years, the tide of low interest rates and easy access to capital has lifted most boats. Going forward, we expect investors to differentiate one company from another on the basis of earnings, cash flows, and many of the proprietary fundamental and valuation factors we utilize in our stock-selection process. We continue to invest in the shares of what we consider attractively valued companies seeing favorable inflections in their earnings cycles, while avoiding the value traps associated with the fundamental underperformance of other companies. This discipline has served the Fund well throughout its history, and we remain confident in its ability to add value in the years ahead.

This commentary reflects the viewpoints of Systematic Financial Management, L.P as of February 28, 2014 and is not intended as a forecast or guarantee of future results.

CUMULATIVE TOTAL RETURN PERFORMANCE

Systematic Mid Cap Value Fund’s cumulative total return is based on the daily change in net asset value (NAV), and assumes that all dividends and distributions were reinvested. The chart compares a hypothetical $10,000 investment made in Systematic Mid Cap Value Fund’s Institutional Class on December 21, 2006, to a $10,000 investment made in the Russell Midcap® Value Index for the same time period. Performance for periods longer than one year is annualized. The graphs and tables do not reflect the deduction of taxes that a shareholder would pay on a Fund distribution or redemption of shares. The listed returns for the Fund are net of expenses and the returns for the index exclude expenses. Past performance is not indicative of future results. Total returns for the Fund would have been lower had certain expenses not been reduced.

9

Systematic Mid Cap Value Fund

Portfolio Manager’s Comments (continued)

CUMULATIVE TOTAL RETURN PERFORMANCE (continued)

The table below shows the average annual total returns for the Systematic Mid Cap Value Fund and the Russell Midcap® Value Index for the same time periods ended February 28, 2014.

	Average Annual Total Returns[1]
	One Year	Five Years	Since Inception	Inception Date
Systematic Mid Cap Value Fund[2,3,4]
Investor Class	24.38%	22.66%	7.91%	12/21/06
Service Class	24.50%	—	29.19%	12/01/12
Institutional Class	24.69%	22.98%	8.18%	12/21/06
Russell Midcap® Value Index[5]	26.50%	28.09%	7.19%	12/21/06	†

The performance data shown represents past performance. Past performance is not a guarantee of future results. Current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. For performance information through the most recent month end, please call (800) 835-3879 or visit our Web site at www.managersinvest.com. Current net asset values per share for each Fund are available on the Funds’ Web site at www.managersinvest.com.

Investors should carefully consider the Fund’s investment objectives, risks, charges and expenses before investing. For this and other information, please call (800) 835-3879 or visit our Web site at www.managersinvest.com for a free prospectus. Read it carefully before investing or sending money. Funds are distributed by Managers Distributors, Inc., member FINRA.

†	Date reflects inception date of the Fund, not the index.
[1]

Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. Returns are net of fees and may reflect offsets of Fund expenses as described in the Prospectus. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. Returns for periods greater than one year are annualized. The listed returns on the Fund are net of expenses and based on the published NAV as of February 28, 2014. All returns are in U.S. dollars ($).

[2]	From time to time, the Fund’s advisor has waived its fees and/or absorbed Fund expenses, which has resulted in higher returns.
[3]

The Fund is subject to risks associated with investments in mid-capitalization companies, such as erratic earnings patterns, competitive conditions, limited earnings history, and a reliance on one or a limited number of products.

[4]

The Fund invests in value stocks, which may perform differently from the market as a whole and may be undervalued by the market for a long period of time. Value stocks may underperform growth stocks during given periods.

[5]

The Russell Midcap® Value Index measures the performance of those Russell Midcap® companies with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000® Value Index. Unlike the Fund, The Russell Midcap® Value Index is unmanaged, is not available for investment, and does not incur expenses.

The Russell Midcap® Value Index is a registered trademark of Russell Investments. Russell® is a registered trademark of Russell Investments.

Not FDIC insured, nor bank guaranteed. May lose value.

Systematic Mid Cap Value Fund

Fund Snapshots

February 28, 2014

Portfolio Breakdown (unaudited)

Sector	Systematic Mid Cap Value Fund**	Russell Midcap® Value Index
Financials	27.4%	32.4%
Information Technology	14.1%	10.8%
Industrials	14.1%	11.6%
Consumer Discretionary	10.0%	8.6%
Energy	8.1%	7.0%
Utilities	8.0%	11.8%
Health Care	7.9%	9.0%
Materials	5.3%	5.3%
Consumer Staples	3.3%	2.9%
Telecommunication Services	0.0%	0.6%
Other Assets and Liabilities	1.8%	0.0%

**	As a percentage of net assets.

Top Ten Holdings (unaudited)

Security Name	% of Net Assets
Atmos Energy Corp.	2.4%
Regions Financial Corp.*	2.3
Invesco, Ltd.	2.2
ING US, Inc.	2.2
Huntington Bancshares, Inc.	2.1
Cimarex Energy Co.	2.1
Ameren Corp.	2.1
Liberty Property Trust*	1.9
Raymond James Financial, Inc.	1.9
Chesapeake Energy Corp.*	1.9

Top Ten as a Group	21.1%

*	Top Ten Holding at August 31, 2013

Because a fund’s strategy may result in multiple investments in particular sectors of the economy, its performance may depend on the performance of those sectors and may fluctuate more widely than investments diversified across more sectors. For additional information on these and other risk considerations, please see the Fund’s prospectus.

Any sectors, industries, or securities discussed should not be perceived as investment recommendations. Mention of a specific security should not be considered a recommendation to buy or solicitation to sell that security. Specific securities mentioned in this report may have been sold from the Fund’s portfolio of investments by the time you receive this report.

Systematic Mid Cap Value Fund

Schedule of Portfolio Investments

February 28, 2014

	Shares	Value
Common Stocks - 98.2%
Consumer Discretionary - 10.0%
Allison Transmission Holdings, Inc.	104,050	$3,098,609
DR Horton, Inc.	280,825	6,897,062
Gannett Co., Inc.	278,075	8,272,731
Guess , Inc.	133,875	4,061,768
Hanesbrands, Inc.	97,360	7,134,541
Macy’s, Inc.	88,775	5,136,521
Magna International, Inc.	104,850	9,344,232
MGM Resorts International*	203,600	5,609,180
Mohawk Industries, Inc.*	4,970	703,404
Royal Caribbean Cruises, Ltd.	122,600	6,489,218
The Wendy’s Co.	587,000	5,623,460
Total Consumer Discretionary		62,370,726
Consumer Staples - 3.3%
Bunge, Ltd.	58,250	4,637,283
Rite Aid Corp.*	819,325	5,399,352
SUPERVALU, Inc.*	432,175	2,796,172
Tyson Foods, Inc., Class A	200,250	7,899,862
Total Consumer Staples		20,732,669
Energy - 8.1%
Chesapeake Energy Corp.	455,550	11,803,301
Cimarex Energy Co.	111,805	12,936,957
Helmerich & Payne, Inc.	40,450	3,994,438
PBF Energy, Inc., Class A1	201,275	5,072,130
Peabody Energy Corp.	239,325	4,202,547
Tidewater, Inc.	52,450	2,555,364
Western Refining, Inc.	124,100	4,523,445
Whiting Petroleum Corp.*	81,930	5,629,410
Total Energy		50,717,592
Financials - 27.4%
The Allstate Corp.	45,425	2,464,760
BioMed Realty Trust, Inc.	550,300	11,380,204
Brandywine Realty Trust	413,650	6,059,973
CBL & Associates Properties, Inc.	591,375	10,520,561
CBRE Group, Inc., Class A*	135,550	3,788,622
DuPont Fabros Technology, Inc.	242,450	6,439,472
Everest Re Group, Ltd.	14,635	2,184,127
Fifth Third Bancorp	160,100	3,473,370
HCC Insurance Holdings, Inc.	172,850	7,588,115
Huntington Bancshares, Inc.	1,357,825	12,940,072
ING US, Inc.	378,200	13,566,034
Invesco, Ltd.	402,000	13,788,600
Liberty Property Trust	316,325	12,102,595

	Shares	Value
Lincoln National Corp.	132,600	$6,647,238
Raymond James Financial, Inc.	229,000	12,086,620
Regions Financial Corp.	1,383,850	14,724,164
SunTrust Banks, Inc.	157,700	5,942,136
Validus Holdings, Ltd.	89,500	3,294,495
Webster Financial Corp.	358,050	11,088,808
Weyerhaeuser Co.	377,100	11,128,221
Total Financials		171,208,187
Health Care - 7.9%
Aetna, Inc.	85,925	6,247,607
Agilent Technologies, Inc.	188,650	10,739,844
Cardinal Health, Inc.	142,350	10,182,296
CareFusion Corp.*	157,150	6,369,290
Mallinckrodt PLC*	121,575	8,229,412
Universal Health Services, Inc., Class B	91,850	7,373,718
Total Health Care		49,142,167
Industrials - 14.1%
Alliant Techsystems, Inc.	35,280	4,755,391
American Airlines Group, Inc.*,1	50,300	1,857,579
GATX Corp.	69,311	4,497,591
Generac Holdings, Inc.	135,390	7,713,168
Huntington Ingalls Industries, Inc.	52,493	5,319,116
ITT Corp.	182,475	8,010,653
Manpowergroup, Inc.	127,945	10,000,181
MRC Global, Inc.*	184,100	4,735,052
Parker Hannifin Corp.	78,445	9,456,545
Pitney Bowes, Inc.	176,350	4,488,107
RR Donnelley & Sons Co.	253,900	4,857,107
Swift Transportation Co.*	385,375	9,387,735
Terex Corp.	55,825	2,485,887
United Continental Holdings, Inc.*	223,875	10,065,420
Total Industrials		87,629,532
Information Technology - 14.1%
Advanced Energy Industries, Inc.*	124,550	3,417,652

Broadcom Corp., Class A	124,725	3,706,827
Electronic Arts, Inc.*	152,875	4,370,696
F5 Networks, Inc.*	50,385	5,660,251
Finisar Corp.*	414,025	9,812,393
First Solar, Inc.*	105,625	6,028,019
Juniper Networks, Inc.*	221,975	5,935,612
Lam Research Corp.*	167,675	8,673,828
Micron Technology, Inc.*	219,025	5,298,215
NXP Semiconductor N.V.*	87,600	4,925,748
ON Semiconductor Corp.*	555,875	5,191,872

The accompanying notes are an integral part of these financial statements.

Systematic Mid Cap Value Fund

Schedule of Portfolio Investments (continued)

	Shares	Value
Information Technology - 14.1% (continued)
SanDisk Corp.	61,225	$4,549,017
TiVo, Inc.*	469,775	6,341,962
Web.com Group, Inc.*	226,825	8,267,771
Western Digital Corp.	67,470	5,869,215
Total Information Technology		88,049,078
Materials - 5.3%
Alcoa, Inc.	519,200	6,095,408
Barrick Gold Corp.	187,375	3,818,702
Gerdau, S.A., Sponsored ADR	1,694,950	10,593,438
Graphic Packaging Holding Co.*	286,000	2,928,640
Huntsman Corp.	94,525	2,302,629
Owens-Illinois, Inc.*	142,100	4,820,032
Sealed Air Corp.	75,900	2,583,636
Total Materials		33,142,485
Utilities - 8.0%
AES Corp.	526,725	7,189,796
Ameren Corp.	317,625	12,835,226
Atmos Energy Corp.	322,250	14,855,725
Cleco Corp.	106,400	5,259,352
CMS Energy Corp.	347,525	9,880,136
Total Utilities		50,020,235
Total Common Stocks (cost $545,282,382)		613,012,671

	Principal Amount
Short-Term Investments - 1.9%
Repurchase Agreements - 0.6%[2]
Cantor Fitzgerald Securities, dated 02/28/14, due 03/03/14, 0.060%, total to be received $1,000,005 (collateralized by various U.S. Government Agency Obligations, 0.000% - 10.500%, 05/15/14 - 05/01/51, totaling $1,020,000)	$1,000,000	1,000,000

	Principal Amount	Value
Deutsche Bank Securities, Inc., dated 02/28/14, due 03/03/14, 0.060%, total to be received $1,000,005 (collateralized by various U.S. Government Agency Obligations, 3.000% - 4.000%, 11/01/33 - 05/20/43, totaling $1,020,000)	$1,000,000	$1,000,000
Goldman Sachs & Co., dated 02/28/14, due 03/03/14, 0.050%, total to be received $1,000,004 (collateralized by various U.S. Government Agency Obligations, 2.260% - 6.500%, 08/01/25 - 02/01/44, totaling $1,020,000)	1,000,000	1,000,000
RBC Capital Markets LLC, dated 02/28/14, due 03/03/14, 0.050%, total to be received $810,328 (collateralized by various U.S. Government Agency Obligations, 3.500% - 4.500%, 08/01/26 - 12/01/43, totaling $826,532)	810,325	810,325
Total Repurchase Agreements		3,810,325

	Shares
Other Investment Companies - 1.3%[3]
Dreyfus Institutional Cash Advantage Fund, Institutional Class Shares, 0.06%	8,330,654	8,330,654
Total Short-Term Investments (cost $12,140,979)		12,140,979
Total Investments - 100.1% (cost $557,423,361)		625,153,650
Other Assets, less Liabilities - (0.1)%		(676,253)
Net Assets - 100.0%		$624,477,397

The accompanying notes are an integral part of these financial statements.

Notes to Schedules of Portfolio Investments

The following footnotes and abbreviations should be read in conjunction with each of the Schedules of Portfolio Investments previously presented in this report.

At February 28, 2014, the approximate cost of investments for Federal income tax purposes and the aggregate gross unrealized appreciation and/ or depreciation based on tax cost were as follows:

Fund	Cost	Appreciation	Depreciation	Net
Systematic Value Fund	$42,705,248	$10,685,582	$(442,722)	$10,242,860

Systematic Mid Cap Value Fund	559,669,523	71,592,807	(6,108,680)	65,484,127

*	Non-income producing security.
[1]	Some or all of these shares were out on loan to various brokers as of February 28, 2014, amounting to the following:

Fund	Market Value	% of Net Assets
Systematic Value Fund	$452,791	0.9%

Systematic Mid Cap Value Fund	3,653,728	0.6%

[2]	Collateral received from brokers for securities lending was invested in these short-term investments.
[3]	Yield shown represents the February 28, 2014, seven-day average yield, which refers to the sum of the previous seven days’ dividends paid, expressed as an annual percentage.

The following table summarizes the inputs used to value the Funds’ net assets by the fair value hierarchy levels as of February 28, 2014. (See Note 1(a) in the Notes to Financial Statements.)

	Quoted Prices in Active Markets for Identical Investments Level 1	Significant Other Observable Inputs Level 2	Significant Unobservable Inputs Level 3	Total
Systematic Value Fund
Investments in Securities
Common Stocks†	$51,599,534	—	—	$51,599,534
Short-Term Investments
Repurchase Agreements	—	$469,115	—	469,115
Other Investment Companies	879,459	—	—	879,459

Total Investments in Securities	$52,478,993	$469,115	—	$52,948,108

	Quoted Prices in Active Markets for Identical Investments Level 1	Significant Other Observable Inputs Level 2	Significant Unobservable Inputs Level 3	Total
Systematic Mid Cap Value Fund
Investments in Securities
Common Stocks†	$613,012,671	—	—	$613,012,671
Short-Term Investments
Repurchase Agreements	—	$3,810,325	—	3,810,325
Other Investment Companies	8,330,654	—	—	8,330,654

Total Investments in Securities	$621,343,325	$3,810,325	—	$625,153,650

†	All common stocks held in the Funds are Level 1 securities. For a detailed breakout of the common stocks by major industry classification, please refer to the respective Schedule of Portfolio Investments.

As of February 28, 2014, the Funds had no transfers between levels from the beginning of the reporting period.

Investment Definitions and Abbreviations:

ADR: ADR after the name of a holding stands for American Depositary Receipt, representing ownership of foreign securities on deposit with a domestic custodian bank. The value of the ADR securities is determined or significantly influenced by trading on exchanges not located in the United States or Canada. Sponsored ADRs are initiated by the underlying foreign company.

The accompanying notes are an integral part of these financial statements.

Statement of Assets and Liabilities

February 28, 2014

	Systematic Value Fund	Systematic Mid Cap Value Fund
Assets:
Investments at value* (including securities on loan valued at $452,791 and $3,653,728, respectively)	$52,948,108	$625,153,650
Receivable for investments sold	724,447	11,241,251
Dividends, interest and other receivables	82,709	708,531
Receivable for Fund shares sold	25,233	3,202,311
Prepaid expenses	13,608	49,096
Total assets	53,794,105	640,354,839
Liabilities:
Payable for investments purchased	617,884	9,277,836
Payable upon return of securities loaned	469,115	3,810,325
Payable for Fund shares repurchased	18,501	2,358,684
Payable to affiliate	5,142	—
Accrued expenses:
Investment advisory and management fees	27,772	347,272
Shareholder servicing fees - Service Class	—	7
Distribution fees - Investor Class	3,725	9,681
Trustee fees and expenses	323	2,510
Other	22,836	71,127
Total liabilities	1,165,298	15,877,442

Net Assets	$52,628,807	$624,477,397

Net Assets Represent:
Paid-in capital	$38,855,361	$532,082,197
Undistributed net investment income	68,876	79,084
Accumulated net realized gain from investments	3,138,936	24,585,827
Net unrealized appreciation of investments	10,565,634	67,730,289
Net Assets	$52,628,807	$624,477,397
Investor Class:
Net Assets	$19,731,827	$52,464,391
Shares outstanding	1,604,126	3,716,080
Net asset value, offering and redemption price per share	$12.30	$14.12
Service Class:
Net Assets	n\a	$102,722
Shares outstanding	n\a	7,257
Net asset value, offering and redemption price per share	n\a	$14.15
Institutional Class:
Net Assets	$32,896,980	$571,910,284
Shares outstanding	2,672,019	40,359,126
Net asset value, offering and redemption price per share	$12.31	$14.17
* Investments at cost	$42,382,474	$557,423,361

The accompanying notes are an integral part of these financial statements.

Statement of Operations

For the fiscal year ended February 28, 2014

	Systematic Value Fund	Systematic Mid Cap Value Fund
Investment Income:
Dividend income	$1,157,554	$7,740,999 [1]
Securities lending income	6,856	97,831
Interest income	592	—
Foreign withholding tax	(6,320)	(37,841)
Total investment income	1,158,682	7,800,989
Expenses:
Investment advisory and management fees	400,035	3,530,711
Distribution fees - Investor Class	59,035	103,263
Shareholder servicing fees - Service Class	—	34
Registration fees	33,868	62,537
Professional fees	30,438	43,383
Reports to shareholders	12,574	98,723
Custodian	11,981	43,849
Transfer agent	11,670	29,483
Extraordinary expense	8,203	64,917
Trustees fees and expenses	2,099	16,394
Miscellaneous	2,354	27,334
Total expenses before offsets	572,257	4,020,628
Expense reimbursements	(41,087)	—
Expense reductions	(14,076)	(42,825)
Net expenses	517,094	3,977,803

Net investment income	641,588	3,823,186
Net Realized and Unrealized Gain (Loss):
Net realized gain on investments	12,202,849	75,253,727
Net change in unrealized appreciation (depreciation) of investments	597,991	22,532,862
Net realized and unrealized gain	12,800,840	97,786,589

Net increase in net assets resulting from operations	$13,442,428	$101,609,775

[1]	Includes non-recurring dividends of $156,456.

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets

For the fiscal years ended February 28,

	Systematic Value Fund		Systematic Mid Cap Value Fund
	2014	2013	2014	2013
Increase (Decrease) in Net Assets From Operations:
Net investment income	$641,588	$1,018,064	$3,823,186	$3,552,227
Net realized gain on investments	12,202,849	6,412,678	75,253,727	24,858,313
Net change in unrealized appreciation (depreciation) of investments	597,991	636,289	22,532,862	13,976,902
Net increase in net assets resulting from operations	13,442,428	8,067,031	101,609,775	42,387,442
Distributions to Shareholders:
From net investment income:
Investor Class	(267,257)	(397,709)	(271,185)	(235,582)
Service Class	—	—	(774)	(101)
Institutional Class	(455,210)	(616,200)	(4,278,984)	(2,894,728)
From net realized gain on investments:
Investor Class	(2,648,072)	—	(4,642,632)	—
Service Class	—	—	(10,062)	—
Institutional Class	(3,650,268)	—	(54,103,019)	—
Total distributions to shareholders	(7,020,807)	(1,013,909)	(63,306,656)	(3,130,411)
Capital Share Transactions:[1]
Net increase (decrease) from capital share transactions	(22,708,137)	(10,436,339)	235,426,269	13,560,164

Total increase (decrease) in net assets	(16,286,516)	(3,383,217)	273,729,388	52,817,195
Net Assets:
Beginning of year	68,915,323	72,298,540	350,748,009	297,930,814
End of year	$52,628,807	$68,915,323	$624,477,397	$350,748,009
End of year undistributed net investment income	$68,876	$170,050	$79,084	$806,841

[1]	See Note 1(g) of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

Systematic Value Fund

Financial Highlights

For a share outstanding throughout each fiscal year

	For the fiscal year ended
Investor Class	February 28, 2014	February 28, 2013*	February 29, 2012	February 28, 2011	February 28, 2010
Net Asset Value, Beginning of Year	$11.12	$10.05	$10.47	$8.46	$5.54
Income from Investment Operations:
Net investment income	0.12 [1]	0.13 [1,4]	0.10	0.04	0.05
Net realized and unrealized gain (loss) on investments	2.79 [1]	1.09 [1]	(0.43)	2.01	2.93
Total from investment operations	2.91	1.22	(0.33)	2.05	2.98
Distributions to Shareholders from:
Net investment income	(0.16)	(0.15)	(0.09)	(0.04)	(0.06)
Net realized gain on investments	(1.57)	—	—	—	—
Total distributions to shareholders	(1.73)	(0.15)	(0.09)	(0.04)	(0.06)
Net Asset Value, End of Year	$12.30	$11.12	$10.05	$10.47	$8.46
Total Return[2]	26.32%	12.21%	(3.04)%	24.22%	53.81%
Ratio of net expenses to average net assets (with offsets/reductions)	1.05%[5]	1.02%[6]	1.03%[7]	1.09%	1.12%
Ratio of expenses to average net assets (with offsets)	1.07%[5]	1.07%[6]	1.11%	1.15%	1.15%
Ratio of total expenses to average net assets (without offsets/reductions)[3]	1.15%[5]	1.15%[6]	1.16%	1.15%	1.15%
Ratio of net investment income to average net assets[2]	0.98%[5]	1.26%[6]	0.81%	0.37%	0.72%
Portfolio turnover	103%	101%	100%	132%	135%
Net assets at end of year (000’s omitted)	$19,732	$28,153	$28,911	$56,153	$64,147

	For the fiscal year ended
Institutional Class	February 28, 2014	February 28, 2013	February 29, 2012	February 28, 2011	February 28, 2010
Net Asset Value, Beginning of Year	$11.13	$10.06	$10.50	$8.48	$5.55
Income from Investment Operations:
Net investment income	0.15 [1]	0.15 [1,4]	0.14	0.06	0.06
Net realized and unrealized gain (loss) on investments	2.80 [1]	1.09 [1]	(0.46)	2.02	2.95
Total from investment operations	2.95	1.24	(0.32)	2.08	3.01
Distributions to Shareholders from:
Net investment income	(0.20)	(0.17)	(0.12)	(0.06)	(0.08)
Net realized gain on investments	(1.57)	—	—	—	—
Total distributions to shareholders	(1.77)	(0.17)	(0.12)	(0.06)	(0.08)
Net Asset Value, End of Year	$12.31	$11.13	$10.06	$10.50	$8.48
Total Return[2]	26.71%[8]	12.49%[8]	(2.87)%	24.58%	54.22%
Ratio of net expenses to average net assets (with offsets/reductions)	0.80%[5]	0.77%[6]	0.78%[7]	0.84%	0.87%
Ratio of expenses to average net assets (with offsets)	0.82%[5]	0.82%[6]	0.84%	0.90%	0.90%
Ratio of total expenses to average net assets (without offsets/reductions)[3]	0.90%[5]	0.90%[6]	0.91%	0.90%	0.90%
Ratio of net investment income to average net assets[2]	1.23%[5]	1.51%[6]	1.06%	0.63%	0.96%
Portfolio turnover	103%	101%	100%	132%	135%
Net assets at end of year (000’s omitted)	$32,897	$40,762	$42,766	$70,543	$58,486

Systematic Mid Cap Value Fund

Financial Highlights

For a share outstanding throughout each fiscal period

	For the fiscal year ended
Investor Class	February 28, 2014	February 28, 2013*	February 29, 2012	February 28, 2011	February 28, 2010
Net Asset Value, Beginning of Year	$12.62	$11.18	$11.91	$9.28	$6.08
Income from Investment Operations:
Net investment income	0.08 [1,9]	0.11 [1,10]	0.07	0.01	0.04
Net realized and unrealized gain (loss) on investments	2.98 [1]	1.42 [1]	(0.33)	2.78	3.20
Total from investment operations	3.06	1.53	(0.26)	2.79	3.24
Distributions to Shareholders from:
Net investment income	(0.09)	(0.09)	(0.04)	(0.04)	(0.04)
Net realized gain on investments	(1.47)	—	(0.43)	(0.12)	—
Total distributions to shareholders	(1.56)	(0.09)	(0.47)	(0.16)	(0.04)
Net Asset Value, End of Year	$14.12	$12.62	$11.18	$11.91	$9.28
Total Return[2]	24.38%	13.77%	(1.73)%	30.22%	53.36%
Ratio of net expenses to average net assets (with offsets/reductions)	1.07%[11]	1.10%[12]	1.09%[13]	1.17%	1.20%
Ratio of expenses to average net assets (with offsets)	1.08%[11]	1.12%[12]	1.11%	1.20%	1.23%
Ratio of total expenses to average net assets (without offsets/reductions)[3]	1.08%[11]	1.12%[12]	1.13%	1.20%	1.24%
Ratio of net investment income to average net assets[2]	0.58%[11]	0.94%[12]	0.66%	0.31%	0.68%
Portfolio turnover	153%	118%	114%	148%	171%
Net assets at end of year (000’s omitted)	$52,464	$32,654	$26,677	$22,534	$11,719

Service Class	For the fiscal year ended February 28, 2014	For the fiscal period December 1, 2012 through February 28, 2013**
Net Asset Value, Beginning of Period	$12.66	$11.57
Income from Investment Operations:
Net investment income	0.11 [1,9]	0.04 [1,10]
Net realized and unrealized gain on investments	2.97 [1]	1.17 [1]
Total from investment operations	3.08	1.21
Distributions to Shareholders from:
Net investment income	(0.11)	(0.12)
Net realized gain on investments	(1.48)	—
Total distributions to shareholders	(1.59)	(0.12)
Net Asset Value, End of Period	$14.15	$12.66
Total Return[2]	24.50%	10.53%[14]
Ratio of net expenses to average net assets (with offsets/reductions)	0.86%[11]	0.86%[12,15]
Ratio of expenses to average net assets (with offsets)	0.87%[11]	0.88%[12,15]
Ratio of total expenses to average net assets (without offsets/reductions)[3]	0.87%[11]	0.87%[12,15]
Ratio of net investment income to average net assets[2]	0.78%[11]	1.51%[12,15]
Portfolio turnover	153%	118%
Net assets at end of period (000’s omitted)	$103	$11

Systematic Mid Cap Value Fund

Financial Highlights

For a share outstanding throughout each fiscal year

	For the fiscal year ended
Institutional Class	February 28, 2014	February 28, 2013	February 29, 2012	February 28, 2011	February 28, 2010
Net Asset Value, Beginning of Year	$12.66	$11.22	$11.95	$9.30	$6.09
Income from Investment Operations:
Net investment income	0.12 [1,9]	0.14 [1,10]	0.09	0.06	0.07
Net realized and unrealized gain (loss) on investments	2.99 [1]	1.42 [1]	(0.32)	2.78	3.20
Total from investment operations	3.11	1.56	(0.23)	2.84	3.27
Distributions to Shareholders from:
Net investment income	(0.12)	(0.12)	(0.07)	(0.07)	(0.06)
Net realized gain on investments	(1.48)	—	(0.43)	(0.12)	—
Total distributions to shareholders	(1.60)	(0.12)	(0.50)	(0.19)	(0.06)
Net Asset Value, End of Year	$14.17	$12.66	$11.22	$11.95	$9.30
Total Return[2]	24.69%	14.00%	(1.49)%	30.63%[8]	53.75%[8]
Ratio of net expenses to average net assets (with offsets/reductions)	0.82%[11]	0.85%[12]	0.84%[13]	0.92%	0.95%
Ratio of expenses to average net assets (with offsets)	0.83%[11]	0.87%[12]	0.86%	0.98%	0.98%
Ratio of total expenses to average net assets (without offsets/reductions)[3]	0.83%[11]	0.87%[12]	0.88%	0.95%	0.99%
Ratio of net investment income to average net assets[2]	0.83%[11]	1.19%[12]	0.95%	0.57%	0.90%
Portfolio turnover	153%	118%	114%	148%	171%
Net assets at end of year (000’s omitted)	$571,910	$318,083	$269,162	$115,866	$91,640

Notes to Financial Highlights

The following footnotes should be read in conjunction with the Financial Highlights of the Funds previously presented in this report.

*	Effective December 1, 2012, the Fund’s Class A shares were renamed Investor Class shares and Class C shares converted to Investor Class shares.
**	Commenced operations on December 1, 2012.
[1]	Per share numbers have been calculated using average shares.
[2]	Total returns and net investment income would have been lower had certain expenses not been offset.
[3]

Excludes the impact of expense reimbursement or fee waivers and expense reductions such as brokerage credits, but includes expense repayments and non- reimbursable expenses, if any, such as interest, taxes and extraordinary expenses.

[4]	Includes non-recurring dividends. Without these dividends, net investment income per share would have been $0.12 and $0.14 for the Investor Class and Institutional Class, respectively.
[5]	Includes non-routine extraordinary expenses amounting to 0.014% and 0.014% of average net assets for the Investor Class and Institutional Class, respectively.
[6]	Includes non-routine extraordinary expenses amounting to 0.009% and 0.009% of average net assets for the Investor Class and Institutional Class, respectively.
[7]

Effective July 1, 2011, as described in the current prospectus, the Fund’s expense cap was reduced to 0.81% from 0.90%. The expense ratio shown reflectsthe weighted average expense ratio for the full fiscal year ended February 29, 2012.

[8]	The Total Return is based on the Financial Statement Net Asset Values as shown.
[9]

Includes non-recurring dividends. Without these dividends, net investment income per share would have been $0.07, $0.10 and $0.11 for the Investor Class, Service Class and Institutional Class, respectively.

[10]

Includes non-recurring dividends. Without these dividends, net investment income per share would have been $0.07, $0.00 and $0.10 for the Investor Class, Service Class and Institutional Class, respectively.

[11]	Includes non-routine extraordinary expenses amounting to 0.014%, 0.015% and 0.014% of average net assets for the Investor Class, Service Class and Institutional Class, respectively.
[12]	Includes non-routine extraordinary expenses amounting to 0.011%, 0.012% and 0.010% of average net assets for the Investor Class, Service Class and Institutional Class, respectively.
[13]

Effective July 1, 2011, as described in the current prospectus, the Fund’s expense cap was reduced to 0.87% from 0.99%. The expense ratio shown reflectsthe weighted average expense ratio for the full fiscal year ended February 29, 2012.

[14]	Not annualized.
[15]	Annualized.

Notes to Financial Statements

February 28, 2014

1. Summary of Significant Accounting Policies

Managers AMG Funds (the “Trust”) is an open-end management investment company, organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”). Currently, the Trust consists of a number of different funds, each having distinct investment management objectives, strategies, risks and policies. Included in this report are Systematic Value Fund (“Value”) and Systematic Mid Cap Value Fund (“Mid Cap Value”), each a “Fund” and collectively the “Funds.”

Effective December 1, 2012, Class A shares of the Value and Mid Cap Value Funds were renamed Investor Class shares. Additionally, on December 1, 2012, the Mid Cap Value Fund established one additional share class: Service Class shares. On November 30, 2012 at the close of business, all outstanding Class C shares of the Value and Mid Cap Value Funds were automatically converted to a number of full and/or fractional Investor Class shares equal in value to the shareholder Class C shares of each respective Fund.

Value offers two classes of shares: Investor and Institutional. Mid Cap Value offers three classes of shares: Investor, Service and Institutional Class. Each class represents an interest in the same assets of the Fund. Although all share classes generally have identical voting rights, each share class votes separately when required by law. Different share classes may pay different distribution amounts to the extent the net asset value per share and/ or the expenses of such share classes differ. Each share class has its own expense structure. Please refer to a current prospectus for additional information on each share class.

The Funds’ financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates and such differences could be material. The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements:

a. Valuation of Investments

Equity securities traded on a domestic or international securities exchange are valued at the last quoted sale price, or, lacking any sales, at the last quoted bid price. Equity securities primarily traded on an international securities exchange and equity securities traded on NASDAQ or in a U.S. or non-U.S. over-the-counter market are valued at the market’s official closing price, or, if there are no trades on the applicable date, at the last quoted bid price. In addition, if the applicable market does not offer an official closing price or if the official closing price is not representative of the overall market, equity securities primarily traded on an international securities exchange and equity securities traded in a non-U.S. over-the-counter market are valued at the last quoted sales price. The Funds’ investments are generally valued based on independent market quotations or prices or, if none, “evaluative” or other market based valuations provided by third-party pricing services approved by the Board of Trustees of the Funds (the “Board”).

Short-term debt obligations (debt obligations with maturities of one year or less at the time of issuance) that have 60 days or less remaining until maturity will be valued at amortized cost. Investments in other open-end regulated investment companies are valued at their end of day net asset value per share.

Under certain circumstances, the value of certain Fund investments (including derivatives) may be based on an evaluation of fair value, pursuant to procedures established by and under the general supervision of the Board. The Pricing Committee is the committee formed by the Board to make fair value determinations for such investments. The Fund may use the fair value of a portfolio investment to calculate its net asset value (“NAV”) in the event that the market quotation, price or market based valuation for the portfolio investment is not deemed to be readily available or otherwise not determinable pursuant to the Board’s valuation procedures, if Managers Investment Group LLC (the “Investment Manager”) believes the quotation, price or market based valuation to be unreliable, or in certain other circumstances. When determining the fair value of an investment, the Pricing Committee seeks to determine the price that the Fund might reasonably expect to receive from a current sale of that investment in an arms length transaction. Fair value determinations shall be based upon consideration of all available facts and information, including, but not limited to (i) attributes specific to the investment; (ii) fundamental analytical data and press releases relating to the investment and its issuer; and (iii) the value of other comparable securities or relevant financial instruments, including derivative securities, traded on other markets or among dealers. The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized in the future, since such amounts depend on future developments inherent in long-term investments. Because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material. The Board will be presented with a quarterly report showing, as of the most recent quarter end, all securities fair valued by the Pricing Committee, including a comparison with the prior quarter end and the percentage of the Fund that the security represents at each quarter end.

Portfolio investments that trade primarily on foreign markets are priced based upon the market quotation of such securities as of the close of their respective principal markets. Under certain circumstances, on behalf of a fund that invests primarily in international securities, the Investment Manager or applicable subadvisor may recommend an adjustment of such prices based on its determination of the impact of events occurring subsequent to the close of such markets but prior to the time as of which each Fund calculates its NAV. The Board has also adopted a policy that securities held in a fund that invests primarily in international securities and certain foreign debt obligations held by a fund, in each case, that can be fair valued by the applicable fair value pricing service are fair valued on each business day without regard to a “trigger” (e.g., without regard to invoking fair value based upon a change in a U.S. equity securities index exceeding a predetermined level). The Funds may invest in securities that may be thinly traded. The Board has adopted procedures to adjust prices of securities that are judged to be stale so that they reflect fair value.

22

Notes to Financial Statements (continued)

An investment valued on the basis of its fair value may be valued at a price higher or lower than available market quotations.

U.S. GAAP defines fair value as the price that a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP also establishes a framework for measuring fair value, and a three- level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Funds. Unobservable inputs reflect the Funds’ own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation.

The three-tier hierarchy of inputs is summarized below:

Level 1 – inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies)

Level 2 – other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs) (e.g., debt securities, government securities, foreign currency exchange contracts, foreign securities utilizing international fair value pricing, broker-quoted securities, fair valued securities with observable inputs)

Level 3 – inputs are significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments) (e.g., fair valued securities with unobservable inputs)

Changes in inputs or methodologies used for valuing investments may result in a transfer in or out of levels within the fair value hierarchy. The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments.

b. Security Transactions

Security transactions are accounted for as of trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

c. Investment Income and Expenses

Dividend income is recorded on the ex-dividend date. Dividend and interest income on foreign securities is recorded gross of any withholding tax. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Non-cash dividends included in dividend income, if any, are reported at the fair market value of the securities received. Distributions received in excess of income from return of capital including real estate investment trusts (REITs) are recorded as a reduction of the cost of the related investment and/or as a realized gain. If the Funds no longer own the applicable securities, any distributions received in excess of income are recorded as an adjustment to realized gain. Other income and expenses are recorded on an accrual basis. Expenses that cannot be directly attributed to a Fund are apportioned among the Funds in the Trust and in some cases other affiliated funds based upon their relative average net assets or number of shareholders. Investment income, realized and unrealized capital gains and losses, the common expenses of each Fund, and certain Fund level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of each Fund.

The following Funds had certain portfolio trades directed to various brokers, under a brokerage recapture program, which paid a portion of such Fund’s expenses. For the fiscal year ended February 28, 2014, the amount by which the Funds’ expenses were reduced and the impact on the expense ratios, if any, were as follows: Value - $14,076 or 0.025% and Mid Cap Value - $42,825 or 0.009%.

The Funds have a “balance credit” arrangement with The Bank of New York Mellon (“BNYM”), the Funds’ custodian, whereby each Fund is credited with an interest factor equal to 0.75% below the effective 90-day T-Bill rate for account balances left uninvested overnight. If the T-Bill rate falls below 0.75%, no credits will be earned. These credits serve to reduce custodian expenses that would otherwise be charged to each Fund. For the fiscal year ended February 28, 2014, the Funds’ custodian expense was not reduced.

Overdraft fees are computed at 1% above the effective Federal Funds rate on the day of the overdraft. Prior to January 1, 2013, the rate was 2% above the effective Federal Funds rate. For the fiscal year ended February 28, 2014, overdraft fees for Value equaled $358.

The Trust recently held a shareholder meeting at which shareholders were asked to approve a new Declaration of Trust for the Trust, among other proposals. The costs associated with this proxy statement are being treated as “extraordinary expenses,” and, therefore, are excluded from the expense limitation agreement described in Note 2.

d. Dividends and Distributions

Fund distributions resulting from either net investment income or realized net capital gains, if any, will normally be declared and paid at least annually in December, as described in the Funds’ prospectus. Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined in accordance with Federal income tax regulations, which may differ from net investment income and net realized capital gains for financial statement purposes (U.S. GAAP). Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense and gain or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The most common differences are due to differing treatments for losses deferred due to excise tax regulations, wash sales and REITs. Permanent book and tax basis differences, if any, relating to shareholder distributions will result in reclassifications to paid-in capital.

23

Notes to Financial Statements (continued)

The tax character of distributions paid during the fiscal year ended February 28, 2014 and February 28, 2013 were as follows:

	Value		Mid Cap Value
	2014	2013	2014	2013
Distributions paid from:
Ordinary income	$722,467	$1,013,909	$4,550,943	$3,130,411
Short-term capital gains	1,156,253	—	24,341,799	—
Long-term capital gains	5,142,087	—	34,413,914	—

	$7,020,807	$1,013,909	$63,306,656	$3,130,411

As of February 28, 2014, the components of distributable earnings (excluding unrealized appreciation/depreciation) on a tax basis consisted of:

	Value	Mid Cap Value
Capital loss carry forward	—	—
Undistributed ordinary income	$68,876	$79,084
Undistributed short-term capital gains	1,177,264	13,345,560
Undistributed long-term capital gains	2,284,446	13,486,429
Post-October loss deferral	—	—

e. Federal Taxes

Each Fund intends to comply with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, and to distribute substantially all of its taxable income and gains to its shareholders and to meet certain diversification and income requirements with respect to investment companies. Therefore, no provision for Federal income or excise tax is included in the accompanying financial statements.

Additionally, based on each Fund’s understanding of the tax rules and rates related to income, gains and transactions for the foreign jurisdictions in which it invests, each Fund will provide for foreign taxes, and where appropriate, deferred foreign taxes.

Management has analyzed the Funds’ tax positions taken on federal income tax returns as of February 28, 2014 and all open tax years (generally, the three prior taxable years), and has concluded that no provision for federal income tax is required in the Funds’ financial statements. Additionally, the Funds are not aware of any tax position for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Net capital losses incurred in taxable years beginning after the enactment of the Regulated Investment Company Modernization Act of 2010, post-enactment capital losses may be carried forward for an unlimited time period. Such losses will be required to be utilized prior to any loss carryovers incurred in pre-enactment taxable years, which generally expire eight years following the close of the taxable year in which they were incurred. As a result of this ordering rule, pre-enactment capital loss carryovers may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward retain their tax character as either short-term or long-term capital losses, unlike pre-enactment losses which are considered all short-term.

f. Capital Loss Carryovers and Deferrals

As of February 28, 2014, the Funds had no accumulated net realized capital loss carryovers from securities transactions for federal income tax purposes. Should the Funds incur net capital losses for the fiscal year ended February 28, 2015, such amounts may be used to offset future realized capital gains, for an unlimited time period.

For the fiscal year ended February 28, 2014, the following Fund utilized capital loss carryovers in the amount of:

	Capital Loss Carryovers Utilized
	Short-Term	Long-Term
Value	$1,920,676	—

g. Capital Stock

The Trust’s Declaration of Trust authorizes for each series the issuance of an unlimited number of shares of beneficial interest, without par value. Each Fund records sales and repurchases of its capital stock on the trade date. The cost of securities contributed to the Funds in connection with the issuance of shares is based on the valuation of those securities in accordance with the Funds’ policy on investment valuation.

Notes to Financial Statements (continued)

For the fiscal years ended February 28, 2014 and February 28, 2013, the capital stock transactions by class for Value and Mid Cap Value were:

	Value				Mid Cap Value
	2014		2013		2014		2013
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Investor Class:
Proceeds from sale of shares†	386,125	$4,765,154	1,093,729	$11,156,149	1,596,014	$22,210,368	1,379,851	$15,864,410
Reinvestment of distributions	237,955	2,891,149	38,077	393,333	341,219	4,763,419	19,887	228,896
Cost of shares repurchased	(1,552,701)	(18,693,669)	(1,476,635)	(15,156,074)	(809,497)	(11,110,490)	(1,197,164)	(13,809,238)

Net increase (decrease)	(928,621)	$(11,037,366)	(344,829)[1]	$(3,606,592)[1]	1,127,736	$15,863,297	202,574 [1]	$2,284,068 [1]

Service Class:
Proceeds from sale of shares	n\a	n\a	n\a	n\a	6,275	$85,968	864	$10,000
Reinvestment of distributions	n\a	n\a	n\a	n\a	317	4,427	9	101
Cost of shares repurchased	n\a	n\a	n\a	n\a	(208)	(3,101)	—	—

Net increase	n\a	n\a	n\a	n\a	6,384	$87,294	873 [2]	$10,101 [2]

Class C:
Proceeds from sale of shares	n\a	n\a	1,572	$15,961	n\a	n\a	30,465	$331,861
Reinvestment of distributions	n\a	n\a	—	—	n\a	n\a	—	—
Cost of shares repurchased	n\a	n\a	(63,997)	(646,879)	n\a	n\a	(220,335)	(2,463,346)

Net decrease	n\a	n\a	(62,425)[3]	$(630,918)[3]	n\a	n\a	(189,870)[3]	($2,131,485)[3]

Institutional Class:
Proceeds from sale of shares	394,262	$4,753,646	511,752	$5,247,825	21,399,224	$305,578,691	7,631,950	$87,627,916
Reinvestment of distributions	337,760	4,103,786	59,579	616,046	4,063,991	56,936,518	237,993	2,748,812
Cost of shares repurchased	(1,721,648)	(20,528,203)	(1,159,121)	(12,062,700)	(10,232,503)	(143,039,531)	(6,733,981)	(76,979,248)

Net increase (decrease)	(989,626)	$(11,670,771)	(587,790)	$(6,198,829)	15,230,712	$219,475,678	1,135,962	$13,397,480

†

Includes 44,697 shares and $464,365 for the fiscal year ended February 28, 2013, due to the conversion of Class C shares into Investor Class shares for Value and includes 175,860 shares and $2,024,907 due to the conversion of Class C shares into Investor Class shares for Mid Cap Value.

[1]	Effective December 1, 2012, all Class A shares were renamed to Investor Class shares.
[2]	Commencement operations on December 1, 2012.
[3]	Effective December 1, 2012, all Class C shares converted to Investor Class shares.

Notes to Financial Statements (continued)

At February 28, 2014, certain unaffiliated shareholders of record, specifically omnibus accounts, individually or collectively held greater than 10% of the net assets of the Funds as follows: Value – two collectively own 75%; Mid Cap Value – one collectively owns 61%. Transactions by these shareholders may have a material impact on their respective Funds.

h. Repurchase Agreements

The Funds may enter into repurchase agreements provided that the value of the underlying collateral, including accrued interest, will equal or exceed the value of the repurchase agreement during the term of the agreement. The underlying collateral for all repurchase agreements is held in safekeeping by the Fund’s custodian or at the Federal Reserve Bank. If the seller defaults and the value of the collateral declines, or if bankruptcy proceedings commence with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited. At February 28, 2014, the market value of repurchase agreements outstanding for Value and Mid Cap Value was $469,115 and $3,810,325, respectively.

2. Agreements and Transactions with Affiliates

For each of the Funds, the Trust has entered into an investment advisory agreement under which the Investment Manager, a subsidiary of Affiliated Managers Group, Inc. (“AMG”), serves as investment manager to the Funds and is responsible for the Funds’ overall administration and operations. The Investment Manager selects subadvisors for the Funds (subject to Board approval) and monitors each subadvisor’s investment performance, security holdings and investment strategies. Each Fund’s investment portfolio is managed by Systematic Financial Management L.P. (“Systematic”), who serves pursuant to a subadvisory agreement with the Investment Manager. AMG indirectly owns a majority interest in Systematic.

Investment management fees are paid directly by the Fund to the Investment Manager based on average daily net assets. For the fiscal year ended February 28, 2014, the Funds’ investment management fees were paid at the following annual rate of each Fund’s respective average daily net assets:

Value	0.70%
Mid Cap Value	0.75%

The Investment Manager has contractually agreed, through at least July 1, 2014, to waive management fees and/or reimburse Fund expenses in order to limit total annual Fund operating expenses after fee waiver and expense reimbursements (exclusive of taxes, interest (including interest incurred in connection with bank and custody overdrafts), shareholder servicing fees, distribution and service (12b-1) fees, brokerage commissions and other transaction costs, acquired fund fees and expenses and extraordinary expenses) of Value and Mid Cap Value to 0.81% and 0.87%, respectively, of each Fund’s average daily net assets subject to later reimbursement by the Funds in certain circumstances.

Each Fund is obligated to repay the Investment Manager such amounts waived, paid, or reimbursed in future years provided that the repayment occurs within thirty-six (36) months after the waiver or reimbursement and that such repayment would not cause that Fund’s total annual operating expenses after fee waiver and expense reimbursements in any such future year to exceed that Fund’s contractual expense limitation amount. For the fiscal year ended February 28, 2014, the Value Fund’s components of reimbursement available are detailed in the following chart:

Value
Reimbursement Available - 2/28/13	$117,801
Additional Reimbursements	41,087
Repayments	—
Expired Reimbursements	—

Reimbursement Available - 2/28/14	$158,888

The aggregate annual retainer paid to each Independent Trustee of the Board is $130,000, plus $7,000 or $2,500 for each regular or special meeting attended, respectively. The Independent Chairman of the Trusts receives an additional payment of $35,000 per year. The Chairman of the Audit Committee receives an additional payment of $15,000 per year. The Trustees’ fees and expenses are allocated among all of the Funds in the Trusts for which the Investment Manager serves as the advisor (the “Managers Funds”) based on the relative net assets of such Funds. The “Trustees fees and expenses” shown in the financial statements represents each Fund’s allocated portion of the total fees and expenses paid by the Managers Funds.

Prior to January 1, 2014, the aggregate annual retainer paid to each Independent Trustee of the Board was $105,000, plus $6,000 or $2,500 for each regular or special meeting attended, respectively. The Independent Chairman of the Trusts formerly received an additional payment of $25,000 per year. The Chairman of the Audit Committee formerly received an additional payment of $10,000 per year.

Prior to January 1, 2013, the aggregate annual retainer paid to each Independent Trustee of the Board was $80,000, plus $5,000 or $2,500 for each regular or special meeting attended, respectively. The Independent Chairman of the Trusts formerly received an additional payment of $20,000 per year. The Chairman of the Audit Committee formerly received an additional payment of $8,000 per year.

The Funds are distributed by Managers Distributors, Inc. (the “Distributor” or “MDI”), a wholly-owned subsidiary of the Investment Manager. MDI serves as the distributor and underwriter for each Fund and is a registered broker-dealer and member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). Shares of each Fund will be continuously offered and will be sold directly to prospective purchasers and through brokers, dealers or other financial intermediaries who have executed selling agreements with MDI. Subject to the compensation arrangement discussed below, generally MDI bears all or a portion of the expenses of providing services pursuant to the distribution agreement, including the payment of the expenses relating to the distribution of prospectuses for sales purposes and any advertising or sales literature. Certain Trustees and Officers of the Funds are Officers and/or Directors of the Investment Manager, AMG and/or the Distributor.

The Trust has adopted a distribution and service plan (the “Plan”) with respect to the Investor Class shares, and, through November 30, 2012, Class C shares, in accordance with the requirements of

26

Notes to Financial Statements (continued)

Rule 12b-1 under the 1940 Act and the requirements of the applicable rules of FINRA regarding asset based sales charges. Pursuant to the Plan, each Fund may make payments to the Distributor for its expenditures in financing any activity primarily intended to result in the sale of each such class of Fund’s shares and for maintenance and personal service provided to existing shareholders of that class. The Plan authorizes payments to the Distributor up to 0.25% annually of each Fund’s average daily net assets attributable to the Investor Class shares and, through November 30, 2012, up to 1.00% annually of each Fund’s average daily net assets attributable to the Class C shares.

For Mid Cap Value Service Class, the Board has approved reimbursement payments to the Investment Manager for shareholder servicing expenses incurred (“shareholder servicing fees”). Shareholder servicing fees include payments to third parties such as a bank, broker-dealer, trust company or other financial intermediaries who provide shareholder recordkeeping, account servicing and other services. The Service Class shares may reimburse the Investment Manager for the actual amount incurred up to a maximum annual rate of the Class’s average daily net assets as shown in the table below.

The impact on the annualized expense ratio for the fiscal year ended February 28, 2014, were as follows:

Fund	Maximum Amount Allowed	Actual Amount Incurred
Mid Cap Value
Service Class	0.10%	0.04%

The Securities and Exchange Commission granted an exemptive order that permits the Funds to lend and borrow money for certain temporary purposes directly to and from other eligible Managers Funds. Participation in this interfund lending program is voluntary for both borrowing and lending Funds, and an interfund loan is only made if it benefits each participating Fund. The Investment Manager administers the program according to procedures approved by the Board, and the Board monitors the operation of the program. An interfund loan must comply with certain conditions set out in the exemptive order, which are designed to assure fairness and protect all participating Funds. For the fiscal year ended February 28, 2014, the following Funds either borrowed from or lent to other Managers Funds: Value borrowed varying amounts not exceeding $3,493,217, for 5 days paying interest of $678 and Mid Cap Value borrowed varying amounts not exceeding $21,940,862, for 7 days paying interest of $2,616. The interest amount is included in the Statement of Operations as miscellaneous expense. At February 28, 2014, the Funds had no loans outstanding.

3.Purchases and Sales of Securities

Purchases and sales of securities (excluding short-term securities and U.S. Government obligations) for the fiscal year ended February 28, 2014, were as follows:

	Long-Term Securities
Fund	Purchases	Sales
Value	$58,836,979	$87,773,469
Mid Cap Value	865,060,801	693,014,579

The Funds had no purchases or sales of U.S. Government obligations during the fiscal year ended February 28, 2014.

4. Portfolio Securities Loaned

The Funds participate in a securities lending program offered by BNYM (the “Program”), providing for the lending of securities to qualified brokers. Securities lending income includes earnings of such temporary cash investments, plus or minus any rebate to a borrower. These earnings (after any rebate) are then divided between BNYM, as a fee for its services under the program, and the Funds, according to agreed-upon rates. Collateral on all securities loaned is accepted in cash and is maintained at a minimum level of 102% (105% in the case of certain foreign securities) of the market value, plus interest, if applicable, of investments on loan. It is the Funds’ policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Funds if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. Under the terms of the Program, the Funds are indemnified for such losses by BNYM. Cash collateral is held in a separate account managed by BNYM, who is authorized to exclusively enter into overnight government repurchase agreements. BNYM bears the risk of any deficiency in the amount of the cash collateral available for return to the borrower due to any loss on the collateral invested.

5. Commitments and Contingencies

Under the Trust’s organizational documents, its trustees and officers are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Funds may enter into contracts and agreements that contain a variety of representations and warranties, which provide general indemnifications. The maximum exposure to the Funds under these arrangements is unknown, as this would involve future claims that may be made against a Fund that have not yet occurred. However, based on experience, the Funds had no prior claims or losses and expect the risks of loss to be remote.

Notes to Financial Statements (continued)

6. Master Netting Agreements

The Funds may enter into master netting agreements with their counterparties for the securities lending program and repurchase agreements, which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate net exposure to the defaulting party or request additional collateral. For financial reporting purposes, the Funds do not offset financial assets and financial liabilities that are subject to master netting agreements in the Statement of Assets and Liabilities. The following tables are a summary of the Funds’ open securities lending and repurchase agreements that are subject to a master netting agreement as of February 28, 2014:

	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities	Gross Amount Not Offset in the Statement of Assets and Liabilities
				Financial Instruments	Cash Collateral Received	Net Amount
Value
Securities lending	$452,791	—	$452,791	—	$452,791	—
Repurchase agreements	469,115	—	469,115	$469,115	—	—

Total	$921,906	—	$921,906	$469,115	$452,791	—

Mid Cap Value
Securities lending	$3,653,728	—	$3,653,728	—	$3,653,728	—
Repurchase agreements	3,810,325	—	3,810,325	$3,810,325	—	—

Total	$7,464,053	—	$7,464,053	$3,810,325	$3,653,728	—

7. Subsequent Events

On January 21, 2014, Affiliated Managers Group, Inc., a global asset management company, announced that the Funds’ Investment Manager and Administrator, Managers Investment Group LLC, will be rebranded as AMG Funds LLC. The rebranding is expected to become effective during the second quarter of 2014 once the appropriate regulatory filings have taken place.

Each Fund has determined that no other material events or transactions occurred through the issuance date of the Funds’ financial statements which require additional disclosure in or adjustment of the Funds’ financial statements.

Tax Information (unaudited)

Systematic Value Fund and Systematic Mid Cap Value Fund each hereby designates the maximum amount allowable of its net taxable income as qualified dividends as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003. The 2013 Form 1099-DIV you receive for each Fund will show the tax status of all distributions paid to you during the year.

Pursuant to section 852 of the Internal Revenue Code, Systematic Value Fund and Systematic Mid Cap Value Fund each hereby designates $5,142,087 and $34,413,914, respectively, as a capital gain distribution with respect to the taxable fiscal year ended February 28, 2014, or if subsequently determined to be different, the net capital gains of such year.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Managers AMG Funds and the Shareholders of Systematic Value Fund and Systematic Mid Cap Value Fund:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Systematic Value Fund and Systematic Mid Cap Value Fund (the “Funds”) at February 28, 2014, and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2014 by correspondence with the custodian and brokers, and the application of alternative auditing procedures where securities purchased had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

April 25, 2014

Trustees and Officers

The Trustees and Officers of the Trust, their business addresses, principal occupations for the past five years and dates of birth are listed below. The Trustees provide broad supervision over the affairs of the Trust and the Funds. The Trustees are experienced executives who meet periodically throughout the year to oversee the Funds’ activities, review contractual arrangements with companies that provide services to the Funds, and review the Funds’ performance. Unless otherwise noted, the address of each Trustee or Officer is the address of the Trust: 800 Connecticut Avenue, Norwalk, Connecticut 06854.

There is no stated term of office for Trustees. Trustees serve until their resignation, retirement or removal in accordance with the Trust’s organizational documents and policies adopted by the Board from time to time. The Chairman of the Trustees, President, Treasurer and Secretary of the Trust are elected by the Trustees annually. Other officers hold office at the pleasure of the Trustees.

Independent Trustees

The following Trustees are not “interested persons” of the Trust within the meaning of the 1940 Act:

Name, Date of Birth, Number of Funds Overseen in Fund Complex*	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee
Bruce B. Bingham, 12/1/48 • Trustee since 2012 • Oversees 39 Funds in Fund Complex	Partner, Hamilton Partners (real estate development firm) (1987-Present).

William E. Chapman, II, 9/23/41 • Independent Chairman • Trustee since 1999 • Oversees 39 Funds in Fund Complex	President and Owner, Longboat Retirement Planning Solutions (1998-Present); Hewitt Associates, LLC (part time) (provider of Retirement and Investment Education Seminars) (2002-2009); Trustee Emeritus of Bowdoin College (2013-Present), Trustee of Bowdoin College (2002-2013); Director of Harding, Loevner Funds, Inc. (6 portfolios); Trustee of Third Avenue Trust (5 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio); Trustee of Aston Funds (23 portfolios).

Edward J. Kaier, 9/23/45 • Trustee since 1999 • Oversees 39 Funds in Fund Complex	Attorney at Law and Partner, Teeters Harvey Marrone & Kaier LLP (2007-Present); Attorney at Law and Partner, Hepburn Willcox Hamilton & Putnam, LLP (1977-2007); Trustee of Third Avenue Trust (5 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio); Trustee of Aston Funds (23 portfolios).

Kurt A. Keilhacker, 10/5/63 • Trustee since 2013 • Oversees 39 Funds in Fund Complex	Managing Member, TechFund Capital (1997-Present); Managing Member, TechFund Europe (2000-Present); Trustee, Gordon College (2001-Present); Board Member, 6wind SA, (2002-Present); Managing Member, Clapham Partners I, LLC (2013-Present).

Steven J. Paggioli, 4/3/50 • Trustee since 2004 • Oversees 39 Funds in Fund Complex	Independent Consultant (2002-Present); Formerly Executive Vice President and Director, The Wadsworth Group (1986-2001); Executive Vice President, Secretary and Director, Investment Company Administration, LLC (1990-2001); Vice President, Secretary and Director, First Fund Distributors, Inc. (1991-2001); Trustee, Professionally Managed Portfolios (45 portfolios); Advisory Board Member, Sustainable Growth Advisors, LP; Independent Director, Chase Investment Counsel (2008 – Present); Trustee of Aston Funds (23 portfolios).

Richard F. Powers, III, 2/2/46 • Trustee since 2013 • Oversees 39 Funds in Fund Complex	Adjunct Professor, Boston College (2011-Present); Director of Ameriprise Financial Inc. (2005-2009); President and CEO of Van Kampen Investments Inc. (1998-2003).

Eric Rakowski, 6/5/58 • Trustee since 1999 • Oversees 39 Funds in Fund Complex	Professor, University of California at Berkeley School of Law (1990-Present); Director of Harding, Loevner Funds, Inc. (6 portfolios); Trustee of Third Avenue Trust (5 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio); Trustee of Aston Funds (23 portfolios).

Victoria L. Sassine, 8/11/65 • Trustee since 2013 • Oversees 39 Funds in Fund Complex	Lecturer, Babson College (2007 – Present)

Name, Date of Birth, Number of Funds Overseen in Fund Complex*	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee
Thomas R. Schneeweis, 5/10/47 • Trustee since 2004 • Oversees 39 Funds in Fund Complex	Professor Emeritus, University of Massachusetts (2013 - Present); Partner, S Capital Management, LLC (2007-Present); President, TRS Associates (1982-Present); Director, CISDM at the University of Massachusetts, (1996-2013); President, Alternative Investment Analytics, LLC, (formerly Schneeweis Partners, LLC) (2001-2013); Professor of Finance, University of Massachusetts (1977-2013); Partner, White Bear Partners, LLC (2007-2010); Partner, Northampton Capital Management, LLC (2004-2010); Trustee of Aston Funds (23 portfolios).

*	The Fund Complex consists of Managers AMG Funds, The Managers Funds, Managers Trust I and Managers Trust II.

Interested Trustees

Each Trustee in the following table is an “interested person” of the Trust within the meaning of the 1940 Act. Ms. Carsman is an interested person of the Trust within the meaning of the 1940 Act by virtue of her position with, and interest in securities of, AMG, and her former position as Chief Legal Officer of the Trust.

Name, Date of Birth, Number of Funds Overseen in Fund Complex*	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee
Christine C. Carsman, 4/2/52 • Trustee since 2011 • Oversees 39 Funds in Fund Complex	Senior Vice President and Deputy General Counsel, Affiliated Managers Group, Inc. (2011-Present); Senior Vice President and Chief Regulatory Counsel, Affiliated Managers Group, Inc. (2007-2011); Vice President and Chief Regulatory Counsel, Affiliated Managers Group, Inc. (2004-2007); Secretary and Chief Legal Officer, Managers AMG Funds, The Managers Funds, Managers Trust I and Managers Trust II (2004-2011); Senior Counsel, Vice President and Director of Operational Risk Management and Compliance, Wellington Management Company, LLP (1995-2004).

Officers

Name, Date of Birth, Position(s) Held with Fund and Length of Time Served	Principal Occupation(s) During Past 5 Years
Keitha L. Kinne, 5/16/58 • President since 2012 • Chief Operating Officer since 2007	Managing Partner and Chief Operating Officer, Managers Investment Group LLC (2007-Present); Chief Investment Officer, Managers Investment Group LLC (2008-Present); President, Managers Distributors, Inc. (2012-Present); Chief Operating Officer, The Managers Funds, Managers Trust I and Managers Trust II (2007-Present); Managing Director, Legg Mason & Co., LLC (2006-2007); Managing Director, Citigroup Asset Management (2004-2006).

Lewis Collins, 2/22/66 • Secretary since 2011 • Chief Legal Officer since 2011	Senior Vice President and Senior Counsel, Affiliated Managers Group, Inc. (2010-Present); Vice President and Senior Counsel, Affiliated Managers Group, Inc. (2006-2010); Senior Counsel, Affiliated Managers Group, Inc. (2002-2006); Attorney, Ropes & Gray LLP (1998-2002).

Trustees and Officers

Name, Date of Birth, Position(s) Held with Fund and Length of Time Served	Principal Occupation(s) During Past 5 Years
Donald S. Rumery, 5/29/58 • Chief Financial Officer since 2007 • Treasurer since 1999	Senior Vice President, Managers Investment Group LLC (2005-Present); Treasurer, The Managers Funds (1995-Present); Treasurer, Managers Trust I and Managers Trust II (2000-Present); Chief Financial Officer, The Managers Funds, Managers Trust I and Managers Trust II (2007-Present); Treasurer and Chief Financial Officer, Managers Distributors, Inc. (2000-2012); Vice President, The Managers Funds LLC, (1994-2004).

John J. Ferencz, 3/9/62 • Chief Compliance Officer since 2010	Vice President, Legal and Compliance, Managers Investment Group LLC (2010-Present); Senior Compliance Analyst, Mutual Funds and Regulatory, GE Asset Management Incorporated (2005-2010).

Name, Date of Birth, Position(s) Held with Fund and Length of Time Served	Principal Occupation(s) During Past 5 Years
Michael S. Ponder, 9/12/73 • Assistant Secretary since 2011	Senior Vice President and Counsel, Managers Investment Group LLC (2011-Present); Attorney, DeNovo Legal (2009-2010); Vice President, Credit Suisse (2007-2009); Associate, Willkie Farr & Gallagher LLP (2006-2007).

Matthew B. Wallace, 11/24/80 • Anti-Money Laundering Compliance Officer since 2012	Assistant Vice President, Legal and Compliance, Managers Investment Group LLC (2014-Present); Senior Associate, Legal and Compliance, Managers Investment Group LLC (2012-2013); Associate, Legal and Compliance, Managers Investment Group LLC (2010-2012); Compliance Specialist, Calamos Advisors LLC (2007-2010).

PROXY RESULTS

A special meeting of shareholders of Managers AMG Funds was held on July 2, 2013. With respect to the proposals to amend certain “fundamental” investment restrictions of the Funds, the meeting was adjourned to August 20, 2013, with respect to Systematic Mid CapValue Fund, and August 20, 2013, and October 22, 2013, with respect to Systematic Value Fund; these proposals did not pass with respect to Systematic Value Fund. All of the proposals and results of the votes are summarized below.

	All Funds in Trust
Managers AMG Funds	For	Withheld
Election of Directors	(in $NAV, rounded to the nearest dollar)
Bruce Bingham	$9,768,009,169	$144,461,619
William E. Chapman, II	9,758,664,304	153,806,485
Edward J. Kaier	9,763,510,014	148,960,774
Steven J. Paggioli	9,765,296,288	147,174,501
Erik Rakowski	9,758,121,834	154,348,954
Thomas R. Schneeweis	9,759,655,066	152,815,722
Christine C. Carsman	9,762,644,429	149,826,359
Kurt Keilhacker	9,759,570,864	152,899,925
Richard F. Powers III	9,750,316,455	162,154,333
Victoria Sassine	9,749,378,146	163,092,642

	Systematic Value Fund
	For	Against	Abstain	Broker Non-Votes
To amend “fundamental” restrictions of the Funds with respect to:	(in $NAV, rounded to the nearest dollar)
Issuance of Senior Securities	$19,895,147	$480,082	$1,247,069	$164,254
Borrowing	19,721,316	664,653	1,236,328	164,254
Lending	19,750,715	610,544	1,261,039	164,254
The Underwriting of Securities	19,895,552	475,742	1,251,003	164,254
Purchasing and Selling Commodities	19,928,205	469,252	1,224,841	164,254
Purchasing and Selling Real Estate	19,877,084	528,270	1,216,944	164,254
Diversification of Investments	20,015,521	389,410	1,217,367	164,254
Concentrating Investments in a Particular Industry	19,853,914	565,551	1,202,832	164,254

	Systematic Mid Cap Value Fund
	For	Against	Abstain	Broker Non-Votes
To amend “fundamental” restrictions of the Funds with respect to:	(in $NAV, rounded to the nearest dollar)
Issuance of Senior Securities	$299,714,417	$972,576	$3,529,379	$2,007,253
Borrowing	299,691,664	1,057,277	3,467,431	2,007,253
Lending	299,712,993	1,033,436	3,469,943	2,007,253
The Underwriting of Securities	297,691,476	3,021,812	3,503,085	2,007,253
Purchasing and Selling Commodities	297,562,067	3,152,297	3,512,009	2,007,253
Purchasing and Selling Real Estate	294,644,826	3,056,352	6,515,194	2,007,253
Diversification of Investments	294,745,979	3,048,593	6,421,801	2,007,253
Concentrating Investments in a Particular Industry	294,688,664	3,097,767	6,429,942	2,007,253

PROXY RESULTS (continued)

	Systematic Value Fund
	For	Against	Abstain	Broker Non-Votes
To amend and restate the Agreement and Declaration of the Trust relating to:	(in $NAV, rounded to the nearest dollar)
Declaration of Trust Amendment Procedures	$13,580,829	$401,951	$672,569	$198,488
Merger, Consolidation, Sale of Assets and Termination of Trust, Series or Classes	13,327,470	633,568	694,311	198,488
Other Changes	13,194,140	692,844	768,365	198,488

	Systematic Mid Cap Value Fund
	For	Against	Abstain	Broker Non-Votes
To amend and restate the Agreement and Declaration of the Trust relating to:	(in $NAV, rounded to the nearest dollar)
Declaration of Trust Amendment Procedures	$63,460,405	$630,372	$3,188,833	$3,416,865
Merger, Consolidation, Sale of Assets and Termination of Trust, Series or Classes	53,918,641	10,073,548	3,287,421	3,416,865
Other Changes	54,012,838	10,085,175	3,181,597	3,416,865

	All Funds in Trust
	For	Against	Abstain	Broker Non-Votes
To amend and restate the Agreement and Declaration of the Trust relating to:	(in $NAV, rounded to the nearest dollar)
Declaration of Trust Amendment Procedures	$5,735,361,878	$149,417,450	$190,511,439	$3,837,180,021
Merger, Consolidation, Sale of Assets and Termination of Trust, Series or Classes	5,360,516,529	516,204,501	198,569,737	3,837,180,021
Other Changes	5,347,192,692	524,275,244	203,822,831	3,837,180,021

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Investment Manager and Administrator

Managers Investment Group LLC

800 Connecticut Ave.

Norwalk, CT 06854

(800) 835-3879

Distributor

Managers Distributors, Inc.

800 Connecticut Ave.

Norwalk, CT 06854

(800) 835-3879

Subadvisor

Systematic Financial Management, L.P.

300 Frank W. Burr Blvd.

Glenpointe East, 7th Floor

Teaneck, NJ 07666

Custodian

The Bank of New York Mellon

2 Hanson Place

Brooklyn, NY 11217

Legal Counsel

Ropes & Gray LLP

Prudential Tower, 800 Boylston Street

Boston, MA 02199-3600

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Attn: Managers

P.O. Box 9769

Providence, RI 02940

(800) 548-4539

For ManagersChoiceTM Only

Managers

c/o BNY Mellon Investment Servicing (US) Inc.

P.O. Box 9847

Providence, RI 02940-8047

(800) 358-7668

MANAGERS FUNDS

EQUITY FUNDS	BALANCED FUNDS

BRANDYWINE

BRANDYWINE BLUE

BRANDYWINE ADVISORS MIDCAP GROWTH

Friess Associates, LLC

CADENCE CAPITAL APPRECIATION

CADENCE MID-CAP

CADENCE EMERGING COMPANIES

Cadence Capital Management, LLC

ESSEX SMALL/MICRO CAP GROWTH

Essex Investment Management Co., LLC

FQ TAX-MANAGED U.S. EQUITY

FQ U.S. EQUITY

First Quadrant, L.P.

FRONTIER SMALL CAP GROWTH

Frontier Capital Management Company, LLC

GW&K SMALL CAP EQUITY

Gannett Welsh & Kotler, LLC

MICRO-CAP

Lord, Abbett & Co. LLC

WEDGE Capital Management L.L.P.

Next Century Growth Investors, LLC

RBC Global Asset Management (U.S.) Inc.

REAL ESTATE SECURITIES

CenterSquare Investment Management, Inc.

RENAISSANCE LARGE CAP GROWTH

The Renaissance Group LLC

SKYLINE SPECIAL EQUITIES PORTFOLIO

Skyline Asset Management, L.P.

AMG SOUTHERNSUN SMALL CAP

AMG SOUTHERNSUN U.S. EQUITY

SouthernSun Asset Management, LLC

SPECIAL EQUITY

Ranger Investment Management, L.P.

Lord, Abbett & Co. LLC

Smith Asset Management Group, L.P.

Federated MDTA LLC

SYSTEMATIC VALUE

SYSTEMATIC MID CAP VALUE

Systematic Financial Management, L.P.

TIMESSQUARE INTERNATIONAL

SMALL CAP

TIMESSQUARE MID CAP GROWTH

TIMESSQUARE SMALL CAP GROWTH

TSCM GROWTH EQUITY

TimesSquare Capital Management, LLC

TRILOGY GLOBAL EQUITY

TRILOGY EMERGING MARKETS EQUITY

TRILOGY INTERNATIONAL SMALL CAP

Trilogy Global Advisors, L.P.

YACKTMAN

YACKTMAN FOCUSED

Yacktman Asset Management LP

CHICAGO EQUITY PARTNERS BALANCED

Chicago Equity Partners, LLC

ALTERNATIVE FUNDS

FQ GLOBAL ALTERNATIVES

FQ GLOBAL ESSENTIALS

First Quadrant, L.P.

INCOME FUNDS

BOND (MANAGERS)

GLOBAL INCOME OPPORTUNITY

Loomis, Sayles & Co., L.P.

BOND (MANAGERS PIMCO)

Pacific Investment Management Co. LLC

GW&K FIXED INCOME

GW&K MUNICIPAL BOND

GW&K MUNICIPAL ENHANCED YIELD

Gannett Welsh & Kotler, LLC

HIGH YIELD

J.P. Morgan Investment Management Inc.

INTERMEDIATE DURATION GOVERNMENT

SHORT DURATION GOVERNMENT

Amundi Smith Breeden LLC

This report is prepared for the Funds’ shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by an effective prospectus. To receive a free copy of the prospectus or Statement of Additional Information, which includes additional information about Fund Trustees, please contact us by calling 800.835.3879. Distributed by Managers Distributors, Inc., member FINRA.

Current net asset values per share for each Fund are available on the Funds’ Web site at www.managersinvest.com.

A description of the policies and procedures each Fund uses to vote its proxies is available: (i) without charge, upon request, by calling 800.835.3879, or (ii) on the Securities and Exchange Commission’s (SEC) Web site at www. sec.gov. For information regarding each Fund’s proxy voting record for the 12-month period ended June 30, call 800.835.3879 or visit the SEC Web site at www.sec.gov.

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at www.sec.gov. A Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. To review a complete list of the Funds’ portfolio holdings, or to view the most recent quarterly holdings report, semiannual report, or annual report, please visit www.managersinvest.com.

Item 2. CODE OF ETHICS

Registrant has adopted a Code of Ethics. See attached Exhibit (a)(1).

Item 3. AUDIT COMMITTEE FINANCIAL EXPERT

Registrant’s Board of Trustees has determined that independent Trustee Mr. Steven J. Paggioli qualifies as an Audit Committee Financial Expert. Mr. Paggioli is “independent” as such term is defined in Form N-CSR.

Item 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES

(a)	Audit Fees

The aggregate fees billed by the Funds’ independent registered public accounting firm, PricewaterhouseCoopers LLP (“PwC”), to the Funds for the Funds’ two most recent fiscal years for professional services rendered for audits of annual financial statements, or services that are normally provided in connection with statutory and regulatory filings or engagements (“Audit Fees”) were as follows:

	Fiscal 2014	Fiscal 2013
AMG Systematic Large Cap Value Fund (formerly Systematic Value Fund)	$22,701	$12,748

AMG Systematic Mid Cap Value Fund (formerly Systematic Mid Cap Value Fund)	$21,932	$20,990

(b)	Audit-Related Fees

There were no fees billed by PwC to the Funds in its two recent fiscal years for services rendered for assurance and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements, but are not reported as Audit Fees (“Audit-Related Fees”).

For the Funds’ two most recent fiscal years, there were no Audit-Related Fees billed by PwC for engagements related directly to the operations and financial reporting of one or more Funds by a Fund Service Provider. A Fund Service Provider is (a) any investment adviser to the Fund (not including any Subadvisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) or (b) any entity that provides ongoing services to the Fund and is controlling, controlled by or under common control with a Fund investment adviser described in (a).

(c)	Tax Fees

The aggregate fees billed by PwC to the Funds for the two most recent fiscal years for professional services rendered for tax compliance, tax advice, and tax planning (“Tax Fees”) were as follows:

	Fiscal 2013	Fiscal 2012
AMG Systematic Large Cap Value Fund (formerly Systematic Value Fund)	$6,885	$7,000

AMG Systematic Mid Cap Value Fund (formerly Systematic Mid Cap Value Fund)	$6,885	$7,000

For the Funds’ two most recent fiscal years, Tax Fees billed by PwC for engagements by Fund Service Providers that related directly to the operations and financial reporting of the Funds were $0 for fiscal 2013 and $0 for fiscal 2012, respectively.

The services for which Tax Fees were charged comprise all services performed by professional staff in PwC’s tax division except those services related to the audit. Typically, this category would include fees for tax compliance, tax planning, and tax advice. Tax compliance, tax advice, and tax planning services include preparation of original and amended tax returns, claims for refund and tax payment-planning services, assistance with tax audits and appeals, tax advice related to mergers and acquisitions and requests for rulings or technical advice from taxing authorities.

(d)	All Other Fees

There were no other fees billed by PwC to the Funds for all other non-audit services (“Other Fees”) during the Funds’ two most recent fiscal years. During the same period, there were no Other Fees billed by PwC for engagements by Fund Service Providers that related directly to the operations and financial reporting of the Funds.

(e) (1) According to policies adopted by the Audit Committee, services provided by PwC to the Funds must be pre-approved by the Audit Committee. On an annual basis, the Audit Committee reviews and pre-approves various types of services that PwC may perform for the Funds without specific approval of each engagement, subject to specified budget limitations. As contemplated by the Sarbanes-Oxley Act of 2002 and related SEC rules, the Audit Committee also pre-approves non-audit services provided by PwC to any Fund Service Provider for any engagement that relates directly to the operations and financial reporting of the Funds. Any engagement that is not already pre-approved or that will exceed a pre-approved budget must be submitted to the Audit Committee for pre-approval. The Chairman of the Audit Committee is authorized on behalf of the Board of Trustees and the Audit Committee to approve the engagement of PwC to perform non-audit services subject to certain conditions, including notification to the Audit Committee of such pre-approval not later than the next meeting of the Audit Committee following the date of such pre-approval.

(e) (2) None.

(f) Not applicable.

(g) The aggregate fees billed by PwC in 2014 and 2013 for non-audit services rendered to the Funds and Fund Service Providers were $79,770 and $80,000, respectively. For the fiscal year ended February 28, 2014, this amount reflects the amounts disclosed above in Item 4(b), (c), (d), plus $66,000 in fees billed to the Fund Service Providers for non-audit services that did not relate directly to the operations and financial reporting of the Funds. For the fiscal year ended February 28, 2013, this amount reflects the amounts disclosed above in Item 4(b), (c), (d), plus $65,500 in fees billed to the Fund Service Providers for non-audit services that did not relate directly to the operations and financial reporting of the Funds.

(h) The Trust’s Audit Committee has considered whether the provision of non-audit services by registrant’s independent registered public accounting firm to the registrant’s investment advisor, and any entity controlling, controlled, or under common control with the investment advisor that provided ongoing services to the registrant that were not pre-approved by the Committee (because such services did not relate directly to the operations and financial reporting of the registrant) was compatible with maintaining the independence of the independent registered public accounting firm.

Item 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable.

Item 6. SCHEDULE OF INVESTMENTS

The schedule of investments in unaffiliated issuers as of the close of the reporting period is included as part of the shareholder report contained in Item 1 hereof.

Item 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

Item 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

Item 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANIES AND AFFILIATED PURCHASERS

Not applicable.

Item 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

Not applicable.

Item 11. CONTROLS AND PROCEDURES

(a) The Registrant’s principal executive and principal financial officers have concluded, based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing of this report, that the Registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant’s management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes in the Registrant’s internal control over financial reporting during the Registrant’s fourth fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to affect, the internal control over financial reporting.

Item 12. Exhibits

(a)(1)	Any Code of Ethics or amendments hereto. Filed herewith.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 - Filed herewith.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 - Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AMG FUNDS

By:	/s/ Keitha L. Kinne
Keitha L. Kinne, President

Date:	May 5, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Keitha L. Kinne
Keitha L. Kinne, President

Date:	May 5, 2014

By:	/s/ Donald S. Rumery
Donald S. Rumery, Chief Financial Officer

Date:	May 5, 2014